UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(a)

Of The Securities Exchange Act Of 1934

(Amendment No.      )

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A. O. Smith Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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P.O. BOX 245009

MILWAUKEE, WI 53224-9509

NOTICE AND PROXY STATEMENT

NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS

PLEASE TAKE NOTICE that the annual meeting of the stockholders of A. O. SMITH CORPORATION (“Company”) will be held on Monday, April 9, 2007, at 1:00 P.M., Central Daylight Saving Time, at 500 Tennessee Waltz Parkway, Ashland City, Tennessee, for the following purposes:

(1)	To elect six directors chosen by the holders of Class A Common Stock.

(2)	To elect three directors chosen by the holders of Common Stock.

(3)	To approve the adoption of the A. O. Smith Combined Incentive Compensation Plan and reservation of 1,250,000 shares of Common Stock under the Plan.

(4)	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2007.

(5)	To transact such other business and act upon such other matters which may properly come before the meeting or any adjournments thereof.

Only holders of record of the Class A Common Stock and the Common Stock of the Company at the close of business on February 28, 2007, will be entitled to notice of and to vote at the meeting. The list of stockholders entitled to vote at the meeting will be available at our offices at 11270 West Park Place, Milwaukee, Wisconsin, as of March 26, 2007, for examination by stockholders for purposes related to the meeting.

YOU ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU PLAN TO ATTEND, PLEASE INDICATE ON THE ENCLOSED PROXY. EVEN IF YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE TAKE A FEW MINUTES TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ARE A SHAREHOLDER OF RECORD (YOUR SHARES ARE IN YOUR NAME), THEN YOU ALSO MAY VOTE YOUR SHARES VIA THE TELEPHONE BY ACCESSING THE TOLL-FREE NUMBER INDICATED ON YOUR PROXY CARD OR VIA THE INTERNET BY ACCESSING THE WEBSITE INDICATED ON YOUR PROXY CARD. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON. STREET NAME HOLDERS MAY ALSO VOTE BY TELEPHONE OR THE INTERNET IF THEIR BANK OR BROKER MAKES THOSE METHODS AVAILABLE, IN WHICH CASE THE BANK OR BROKER WILL ENCLOSE THE INSTRUCTIONS WITH THE PROXY STATEMENT. STREET NAME HOLDERS WHO WISH TO VOTE AT THE MEETING WILL NOT BE PERMITTED TO VOTE IN PERSON AT THE MEETING UNLESS THEY FIRST OBTAIN A PROXY ISSUED IN THEIR NAME FROM THE BROKER, BANK OR OTHER NOMINEE.

W. David Romoser

Secretary

March 7, 2007

P.O. BOX 245009

MILWAUKEE, WI 53224-9509

PROXY STATEMENT

GENERAL INFORMATION

This proxy statement is furnished to stockholders of A. O. Smith Corporation (“Company”) in connection with the solicitation by its Board of Directors of proxies for use at the annual meeting of stockholders of the Company to be held on April 9, 2007, at 1:00 P.M., Central Daylight Saving Time, at 500 Tennessee Waltz Parkway, Ashland City, Tennessee.

The record date for stockholders entitled to notice of and to vote at the meeting is the close of business on February 28, 2007 (the “Record Date”). As of the Record Date, the Company had issued 8,304,226 shares of Class A Common Stock, par value $5 per share, 8,271,631 shares of which were outstanding and entitled to one (1) vote each for Class A Common Stock directors and other matters. As of the Record Date, the Company had issued 24,245,236 shares of Common Stock, par value $1 per share, 22,454,457 shares of which were outstanding and entitled to one (1) vote each for Common Stock directors and one-tenth (1/10th) vote each for other matters.

The Notice of 2007 Annual Meeting of Stockholders, this proxy statement, form of proxy card and the Company’s 2006 Annual Report are being mailed on or about March 7, 2007, to each stockholder of the Company at the holder’s address of record.

Under the Company’s Restated Certificate of Incorporation, as long as the number of outstanding shares of Common Stock is at least 10% of the aggregate number of outstanding shares of Class A Common Stock, the holders of the Class A Common Stock and holders of the Common Stock vote as separate classes in the election of directors. The holders of the Common Stock are entitled to elect, as a class, 25% of the entire Board of Directors of the Company, and the holders of Class A Common Stock are entitled to elect the remainder of the Board. Stockholders are entitled to one (1) vote per share in the election of directors for their class of stock.

A majority of the outstanding shares entitled to vote must be represented in person or by proxy at the meeting in order to constitute a quorum for purposes of holding the annual meeting. The voting by stockholders at the meeting is conducted by the inspectors of election. Abstentions and broker nonvotes, if any, are counted as present in determining whether the quorum requirement is met.

Directors are elected by a plurality of the votes cast, by proxy or in person, with the holders voting as separate classes. A plurality of votes means that the nominees who receive the greatest number of votes cast are elected as directors. Consequently, any shares that are not voted, whether by abstention, broker nonvotes or otherwise, will have no effect on the election of directors.

For all other matters considered at the meeting, both classes of stock vote together as a single class, with the Class A Common Stock entitled to one (1) vote per share and the Common Stock entitled to one-tenth (1/10th) vote per share. Each such other matter is approved if a majority of the votes present or represented at the meeting are cast in favor of the matter. On such other matters, an abstention will have the same effect as a “no” vote but, because shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, a broker nonvoter will have no effect on the vote.

The enclosed proxy is solicited by and on behalf of the Board of Directors of the Company. A proxy may be revoked by the person giving it at any time before the exercise thereof by delivering written notice of revocation or a duly executed proxy bearing a later date to the Secretary of the Company or by attending the meeting and voting in person. All valid proxies not revoked will be voted unless marked to abstain. Where a choice is specified on a proxy, the shares represented by such proxy will be voted in accordance with the specifications made. If no instruction is indicated, then the shares will be voted FOR proposals (1) through (4) set forth in the accompanying notice.

The cost of soliciting proxies, including preparing, assembling and mailing the notice of meeting, proxy statement, form of proxy and other soliciting materials, as well as the cost of forwarding such material to the beneficial owners of stock, will be paid by the Company, except for some costs associated with individual stockholders’ use of the internet or telephone. In addition to solicitation by mail, directors, officers, regular employees of the Company and others may also, but without compensation other than their regular compensation, solicit proxies personally or by telephone or other means of electronic communication. The Company may reimburse brokers and others holding stock in their names or in the names of nominees for their reasonable out-of-pocket expenses in sending proxy material to principals and beneficial owners.

Pursuant to the rules of the Securities and Exchange Commission (“SEC”), services that deliver the Company’s communications to stockholders that hold their stock through a bank, broker or other holder of record may deliver to multiple stockholders sharing the same address a single copy of the Company’s 2006 Annual Report and this proxy statement. Upon written or oral request, the Company will promptly deliver a separate copy of the Company’s 2006 Annual Report and/or this proxy statement to any stockholder at a shared address to which a single copy of each document was delivered. Stockholders may notify the Company of their requests by calling or writing Craig Watson, Vice President, Investor Relations, A. O. Smith Corporation, P.O. Box 245008, Milwaukee, Wisconsin 53224-9508; (414) 359-4009.

PRINCIPAL STOCKHOLDERS

The following table shows persons who may be deemed to be beneficial owners (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of more than 5% of any class of the Company’s stock. Unless otherwise noted, the table reflects beneficial ownership as of December 31, 2006.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Class A Common Stock	Smith Investment Company* 11270 West Park Place Milwaukee, WI 53224(1)	8,067,252		97.51%

Common Stock	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	2,230,910	(2)	9.95%

Common Stock	Smith Investment Company 11270 West Park Place Milwaukee, WI 53224(1)	1,559,076	(3)	6.96%

Common Stock	Franklin Resources, Inc. One Franklin Parkway San Mateo, CA 94403-1906	1,221,916	(4)	5.45%

Common Stock	The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	1,217,424	(5)	5.43%

Common Stock	Goldman Sachs Asset Management, L.P. 32 Old Slip New York, NY 10005	1,175,489	(6)	5.25%

Common Stock	Dimensional Fund Advisors Inc. 1299 Ocean Avenue Santa Monica, CA 90401	1,157,428	(7)	5.16%

*	Throughout the balance of the proxy statement, Smith Investment Company is referred to as “SICO.”

(1)	Arthur O. Smith and Bruce M. Smith are co-filers with SICO on the Schedule 13G that SICO has filed with the Securities and Exchange Commission.

(2)

These securities are owned by various individual and institutional investors, including T. Rowe Price Small-Cap Stock Fund, Inc. (which owns 1,745,700 shares, representing 7.79% of the Common Stock outstanding), which T. Rowe Price Associates, Inc. (“Price Associates”) serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(3)

Pursuant to the Company’s Restated Certificate of Incorporation, Class A Common Stock is convertible at any time at the option of the holder into Common Stock on a share-for-share basis. For purposes of computing beneficial ownership of SICO’s Common Stock, assuming that all Class A Common Stock held by SICO was converted into Common Stock, SICO’s beneficial ownership of the Common Stock is 9,626,328 shares, which represents 31.6% of the class of Common Stock.

(4)

These securities are beneficially owned by one or more open- or closed-end investment companies or other managed accounts that are investment management clients of investment managers that are direct and indirect subsidiaries of Franklin Resources, Inc. (“FRI”). Franklin Advisory Services, LLC, an investment management subsidiary of FRI, holds 1,215,300 shares with respect to which it has sole voting power and 1,221,800 shares with respect to which it has sole dispositive power. Franklin Advisers, Inc., an investment management subsidiary of FRI, holds 116 shares with respect to which it has sole voting and sole dispositive power. FRI and its subsidiaries disclaim beneficial ownership of such securities.

(5)	The Vanguard Group, Inc. has sole voting power with respect to 22,904 shares and sole dispositive power with respect to 1,217,424 shares.

(6)	Goldman Sachs Asset Management, L.P. has sole voting and sole dispositive power with respect to 1,175,489 shares.

(7)

Dimensional Fund Advisors Inc. (“Dimensional”), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the “Funds.” In its role as investment advisor or manager, Dimensional possesses sole voting power and sole dispositive power with respect to 1,157,428 shares. For purposes of the reporting requirements of the Securities and Exchange Act of 1934, Dimensional may be deemed to be the beneficial owner of the shares held by the Funds. However, Dimensional disclaims beneficial ownership of such securities.

Information on beneficial ownership is based upon Schedules 13D or 13G filed with the Securities and Exchange Commission and any additional information that any beneficial owners may have provided to the Company.

ELECTION OF DIRECTORS

Nine directors are to be elected to serve until the next succeeding annual meeting of stockholders and thereafter until their respective successors shall be duly elected and qualified. Owners of Class A Common Stock are entitled to elect six directors, and owners of Common Stock are entitled to elect the three remaining directors.

It is intended that proxies hereby solicited will be voted for the election of the nominees named below. Proxies will not be voted for a greater number of persons than the nine nominees named below. All nominees have consented to being named in the proxy statement and to serve if elected. If any nominee for election as a director shall become unavailable to serve as a director, then proxies will be voted for such substitute nominee as the Board of Directors may nominate.

The following information has been furnished to the Company by the respective nominees for director. Each nominee has been principally engaged in the employment indicated for the last five years unless otherwise stated.

NOMINEES — CLASS A COMMON STOCK

RONALD D. BROWN — Chairman, President and Chief Executive Officer, Milacron Inc.

Mr. Brown, 53, has been a director of the Company since 2001. He is the Chairperson of the Nominating and Governance Committee and a member of the Personnel and Compensation Committee of the Board. Mr. Brown became chairman and chief executive officer of Milacron Inc. in 2001. He previously was president and chief operating officer from 1999 through 2001. He joined Milacron Inc. in 1980. Milacron is a leading global supplier of plastic-processing technologies and industrial fluids. Mr. Brown is a director of Milacron Inc.

WILLIAM F. BUEHLER — Retired Vice Chairman of the Board of Directors, Xerox Corporation.

Mr. Buehler, 67, has been a director of the Company since 1998. He is the Chairperson of the Personnel and Compensation Committee and a member of the Nominating and Governance Committee of the Board. Mr. Buehler was vice chairman of the board of directors and president-Industry Solutions Operations of Xerox Corporation from 1999 through 2000. He joined Xerox Corporation in 1991 as executive vice president and chief staff officer. Xerox Corporation develops, manufactures and markets document processing systems and related supplies and provides consulting and outsourcing document management services. Prior to joining Xerox, he spent 27 years with AT&T Corporation. Mr. Buehler is a director of Quest Diagnostics.

PAUL W. JONES — Chairman of the Board and Chief Executive Officer.

Mr. Jones, 58, has been a director of the Company since 2004. He is a member of the Investment Policy Committee of the Board. He was elected chairman of the board, president and chief executive officer effective December 31, 2005. He was president and chief operating officer from January, 2004 through December, 2005. Prior to joining A. O. Smith, he was chairman and chief executive officer of U.S. Can Company, Inc. from 1998 to 2002. He previously was president and chief executive officer of Greenfield Industries, Inc. from 1993 to 1998 and president from 1989 to 1992. Mr. Jones is a director of Bucyrus International, Inc. and Federal Signal Corporation.

BRUCE M. SMITH — Chairman of the Board, President and Chief Executive Officer, Smith Investment Company.

Mr. Smith, 58, has been a director of the Company since 1995. He is the Chairperson of the Investment Policy Committee and a member of the Personnel and Compensation Committee of the Board. He was elected chairman and chief executive officer of SICO in 1999, and was elected president of SICO in 1993. SICO is a diversified company which, through its wholly-owned subsidiaries, is involved in multicolor printing and related services and commercial warehousing, trucking and packaging. Mr. Smith is a director of SICO. Mr. Smith is a first cousin of Mr. Mark D. Smith, also a director of the Company. Mr. Roger S. Smith, brother of director Bruce M. Smith, is a long-standing employee of the Company employed in a non-executive capacity as Manager of Corporate Advertising and Public Affairs.

MARK D. SMITH — Business Manager, Strattec Security Corporation.

Mr. Smith, 45, has been a director of the Company since 2001. He is a member of the Audit Committee of the Board. He has served as a product business manager for Strattec Security Corporation since 1997. Strattec Security Corporation designs, develops, manufactures and markets mechanical locks, electro-mechanical locks and related security products for major automotive manufacturers. Mr. Smith is a first cousin of Mr. Bruce M. Smith, also a director of the Company. Mr. Arthur O. Smith, III, brother of director Mark D. Smith, is a long-standing employee of the Company employed in a non-executive capacity as Manager of Business Analysis at A. O. Smith Electrical Products Company.

GENE C. WULF — Senior Vice President and Chief Financial Officer, Bemis Company, Inc.

Mr. Wulf, 56, has been a director of the Company since 2003. He is the Chairperson of the Audit Committee of the Board. Mr. Wulf was elected senior vice president and chief financial officer of Bemis Company, Inc. in 2005. He previously was vice president, chief financial officer and treasurer from 2002 through 2005 and was vice president and controller from 1998 through 2002. Bemis Company, Inc. is the largest flexible packaging company in the Americas and a major manufacturer of pressure sensitive materials used in labels, decorating and signage. Mr. Wulf is a director of Bemis Company, Inc.

NOMINEES — COMMON STOCK

WILLIAM P. GREUBEL — Executive Director and Chairman, Wabash National® Corporation.

Mr. Greubel, 55, has been a director of the Company since October, 2006. He is a member of the Nominating and Governance Committee and the Personnel and Compensation Committee. Mr. Greubel has been executive director and chairman of Wabash National Corporation since 2007. Mr. Greubel was chairman and chief executive officer of Wabash National Corporation in 2006. He joined the company as president and chief executive officer in 2002. Mr. Greubel previously was chief executive officer of Accuride Corporation from 1998 until 2002 and president from 1994 until 1998. Wabash National is one of the leading manufacturers of semi truck trailers in North America, specializing in the design and production of dry freight vans, flatbed trailers, drop deck trailers, and intermodal equipment.

ROBERT J. O’TOOLE — Retired Chairman of the Board and Chief Executive Officer, A. O. Smith Corporation.

Mr. O’Toole, 66, has been a director of the Company since 1986. He is a member of the Investment Policy Committee of the Board. He was chairman of the board from 1992 through 2005 and was chief executive officer from 1989 through 2005. He is a director of Briggs & Stratton Corporation, FM Global and Marshall & Ilsley Corporation.

IDELLE K. WOLF — President, Barnes Distribution.

Ms. Wolf, 54, has been a director of the Company since October, 2005. She is a member of the Audit Committee of the Board. Ms. Wolf was appointed president of Barnes Distribution in 2006 and remains vice president of Barnes Group Inc. She previously was president of Barnes Distribution North America from 2004 through 2005. She joined Barnes Group Inc. as vice president and as chief operating officer of Barnes Distribution in 2000. Barnes Distribution is an industry leader in the distribution of maintenance, repair, operating and production supplies.

GOVERNANCE OF THE COMPANY

The Board of Directors

The business of the Company is managed under the direction of the Board of Directors, who are elected by the stockholders. Directors meet their responsibilities by participating in meetings of the Board of Directors and Board Committees on which they sit, through communication with our Chairman and Chief Executive Officer and other officers and employees, by consulting with the Company’s independent registered public accounting firm and other third parties, by reviewing materials provided to them, and by visiting our offices and plants. During 2006, the Board held five regular meetings and two special meetings. The Committees of the Board of Directors held a total of 29 meetings. All directors attended at least 75% of the scheduled Board and Committee meetings.

The non-management directors of the Board met in executive session without management present five times in 2006. The presiding director during the period April, 2006 to April, 2007 has been the Chairperson of the Audit Committee, and for the period April, 2007 to April, 2008 will be the Chairperson of the Personnel and Compensation Committee.

Director Independence and Financial Literacy.    A single investor, SICO, currently controls more than 50% of the voting power, and therefore, we are a “controlled company” under the New York Stock Exchange Rules (“NYSE Rules”). In this regard, as of December 31, 2006, SICO owned 97.51% of Class A Common Stock and 6.96% of Common Stock and, due to the differing voting rights of each class of stock, to a large extent SICO is in a position to control the outcome of matters requiring a stockholder vote. As a controlled company, under NYSE Rules A. O. Smith may elect to not have a majority of independent directors, nor independent compensation or governance committees.

Notwithstanding its status as a controlled company, the Company is committed to a Board in which a majority of its members consist of independent directors. As described in the Corporate Governance Guidelines available on the Company’s website, www.aosmith.com, we apply the NYSE Rules to determine director independence. The Nominating and Governance Committee annually evaluates the independence of each director and makes recommendations to the Board. As part of this process, the Committee reviewed the detailed Directors’ and Officers’ Questionnaires completed annually by each director, which require disclosure of any related party transaction. No related party transactions, as defined by SEC Rules, were reported. In making its recommendations, the Committee also applied the NYSE Rules and evaluated any other legal, accounting and family relationships between directors and the Company. In particular, even though it is not a reportable related party transaction under SEC Rules, the Committee considered that the brothers of Bruce M. Smith and Mark D. Smith are long-standing employees of the Company employed in non-executive capacities. The Committee determined that their employment is immaterial and does not affect the independence of either director.

The Board has determined that Messrs. Brown, Buehler, Greubel, Wulf and Mark D. Smith and Ms. Wolf meet the NYSE independence requirements. Messrs. Jones and O’Toole are considered management directors by virtue of their current and recent positions as executive officers of the Company. With respect to Mr. Bruce M. Smith, the Board determined that he is a non-management director but not independent due to his executive officer position with SICO, the Company’s largest stockholder with a controlling interest in the Company. The Board has elected to exercise the “Controlled Company” exemption under the NYSE Rules with respect to Mr. Bruce Smith’s participation on the Personnel and Compensation Committee. In this regard, the Board determined that Mr. Bruce Smith uniquely represents the best interests of stockholders by virtue of his position with SICO and should continue to serve on this Committee. The Board has not elected to exercise this exemption in any other respect.

The Board recognizes that the NYSE Rules require financial literacy of Audit Committee members only. Notwithstanding that, as a best practice, the Board has reviewed the qualifications and experience of its members and determined that each director is financially literate within the meaning of the NYSE Rules.

Communications with the Board.    Any party wishing to communicate with the presiding director may send correspondence to the Presiding Director, c/o W. David Romoser, Corporate Secretary, A. O. Smith Corporation, 11270 West Park Place, P.O. Box 245009, Milwaukee, Wisconsin 53224-9509. Further, those wishing to communicate with individual directors may follow the same procedure. All correspondence should be in a sealed envelope marked “Confidential” and will be forwarded unopened to the presiding director or other director, as appropriate.

Board Committees

The Board of Directors has delegated some of its authority to Committees of the Board. There are four standing Committees: the Audit Committee, the Personnel and Compensation Committee, the Investment Policy Committee, and the Nominating and Governance Committee.

Audit Committee.    The Audit Committee consists of three members who meet the independence and financial literacy requirements of the NYSE and the SEC. The Audit Committee’s duties include appointing the firm that will act as the independent registered public accounting firm for the Company. The Audit Committee’s duties and responsibilities are set forth in its Charter, which has been approved by the Board of Directors and is available on the Company’s website. The Board of Directors has determined that Ms. Wolf and Mr. Wulf qualify as “audit committee financial experts” as defined by the SEC. The Audit Committee met eleven times during 2006, with seven of those meetings being telephonic. The Report of the Audit Committee is included as part of this proxy statement.

Personnel and Compensation Committee.    The Personnel and Compensation Committee is responsible for establishing and administering the Company’s compensation and benefit plans for officers, executives and management employees, including the determination of eligibility for participation in such plans. It determines the compensation to be paid to officers and certain other selected executives, and evaluates the performance of the chairman and chief executive officer (“CEO”) in light of established goals and objectives. As it deems appropriate, the Committee may retain independent consultants to provide recommendations as to executive compensation, and did so in 2006, as discussed in the Compensation Discussion and Analysis. The Committee also directs the Senior Vice President – Human Resources and Public Affairs to prepare computations for its consideration, and considers recommendations of the CEO as to compensation of executives other than the CEO. The Committee may, but has not delegated its authority to subcommittees. In 2007, the Committee revised its Charter and, prospectively, will make recommendations regarding CEO compensation for the Board’s final determination. The Personnel and Compensation Committee’s duties and responsibilities are set forth in its Charter, which has been approved by the Board and is available on the Company’s website. The Committee consists of four directors, three of whom are independent and the fourth is a non-management director. The Committee held seven meetings during 2006, with two of the meetings being telephonic. The Personnel and Compensation Committee Report is included as part of this proxy statement.

Investment Policy Committee.    The Investment Policy Committee is responsible for investment policy and certain other matters for all qualified Company retirement plans. The responsibilities and duties of the Investment Policy Committee are set forth in its Charter, which has been approved by the Board and is available on the Company’s website. The Committee consists of three members. The Investment Policy Committee held six meetings during 2006.

Nominating and Governance Committee.    The Nominating and Governance Committee assists the Board in identifying qualified candidates for election as Board members, and establishes and periodically reviews criteria for selection of directors. Further, the Committee provides direction to the Board as to the independence, financial literacy and financial expertise of directors, and the composition of the Board and its Committees. As part of its responsibilities, the Committee is responsible for reviewing and making recommendations to the Board as to director compensation. As described in the discussion following the Director Compensation Table of this Proxy, in 2006 the Committee retained an independent consultant, Towers Perrin, to review its director compensation program and to conduct a benchmarking survey. In July, 2006, the Board adopted the Committee’s recommendations based on the consultant’s report. The Committee also oversees the process to assess Board and committee effectiveness, evaluates potential conflicts of interest, implements corporate governance guidelines and advises the Board on corporate governance matters. The responsibilities and duties of the Nominating and Governance Committee are set forth in its Charter, which has been approved by the Board and is available on the Company’s website. The Committee consists of three members, all of whom are independent under the NYSE Rules. The Nominating and Governance Committee met five times during 2006, with one of the meetings being telephonic. The Report of the Nominating and Governance Committee is included as part of this proxy statement.

The Nominating and Governance Committee will consider any candidate recommended by stockholders, directors, officers, third-party search firms and other sources for nomination as a director. The Committee considers the needs of the Board and evaluates each director candidate in light of, among other things, the candidate’s qualifications. All candidates’ minimum qualifications are identified in the Corporate Governance Guidelines and the Criteria for Selecting Board of Director Candidates, both of which can be found on the Company’s website by clicking on “Governance” and then on the specific document. To summarize, all candidates should be independent and possess substantial and significant experience which would be of value to the Company in the performance of the duties of a director. Recommended candidates must be of the highest character and integrity, free of any conflicts of interest, have an inquiring mind and vision, and possess the ability to work collaboratively with others. Each candidate must have the time available to devote to Board activities and be of an age that, if elected, the candidate could serve on the Board for at least five years before reaching the mandatory retirement age, which is 70. Finally, the Company believes it appropriate for certain key members of the Company’s management to participate as members of the Board, while recognizing that a majority of independent directors must be maintained at all times. All candidates will be reviewed in the same manner, regardless of the source of the recommendation.

A stockholder recommendation of a director candidate must be received no later than the date for submission of stockholder proposals. Please see the section of this proxy entitled “Date for Stockholder Proposals.” The recommendation letter should be sent by mail to the Chairperson, Nominating and Governance Committee, c/o W. David Romoser, Corporate Secretary, A. O. Smith Corporation, 11270 West Park Place, P.O. Box 245009, Milwaukee, Wisconsin 53224-9509.

The recommendation letter must, at a minimum, provide the stockholder’s name; address; the number and class of shares owned; the candidate’s biographical information, including name, residential and business address, telephone number, age, education, accomplishments, employment history (including positions held and current position), and current and former directorships; and the stockholder’s opinion as to whether the stockholder recommended candidate meets the definitions of “independent” and “financially literate” under the NYSE Rules. In addition, the recommendation letter must provide the information that would be required to be disclosed in the solicitation of proxies for election of directors under federal securities laws. The stockholder must include the candidate’s statement that he/she meets these requirements and those identified on the Company’s website; is willing to promptly complete the Questionnaire required of all officers, directors and candidates for nomination to the Board; will provide such other information as the Committee may reasonably request; and consents to serve on the Board if elected.

STOCK OWNERSHIP

Security Ownership of Directors and Management

The following table shows, as of December 31, 2006, the Class A Common Stock and Common Stock of the Company and Common Stock options exercisable on or before March 1, 2007, beneficially owned by each director, each nominee for director, each named executive officer in the Summary Compensation Table and by all directors and executive officers as a group.

Name	Common Stock**(1)		Phantom Stock Units	Options Exercisable Within 60 Days	Percent of Class
Ronald D. Brown	4,458		0	0	*
William F. Buehler	6,045		0	0	*
William P. Greubel	0		739	0	*
Paul W. Jones	45,800	(2)	33,000	71,300	*
Christopher L. Mapes	10,582	(2)	8,100	34,233	*
Ronald E. Massa	27,606	(2)	8,100	157,866	*
Terry M. Murphy	0		21,000	0	*
Robert J. O’Toole	331,146	(2)	33,000	434,100	3.56%
Ajita G. Rajendra	15,000	(2)	8,100	30,233	*
Bruce M. Smith(3)	2,649	(4)	2,978	0	*
Mark D. Smith(3)	3,883		0	0	*
Idelle K. Wolf	1,381		0	0	*
Gene C. Wulf	2,826	(5)	0	0	*
All 20 Directors, Nominees and Executive Officers as a Group(3)	568,860	(2)	140,517	1,168,565	8.38%

**	None of the directors, nominees and executive officers have beneficial ownership of Class A Common Stock (see footnote 5 below).

*	Represents less than one percent.

(1)	Except as otherwise noted, all securities are held with sole voting and sole dispositive power.

(2)

Included in the beneficially owned shares are restricted stock awards: Mr. Jones – 28,134; Mr. Rajendra – 10,000; Mr. Massa – 9,000; Mr. Mapes – 4,000; Mr. O’Toole – 37,600; and all directors and executive officers as a group – 117,905.

(3)	Excludes shares beneficially owned by SICO.

(4)	Included in this total are 2,649 shares that have been deferred.

(5)	Not included in this total are 50 shares held by Mr. Wulf’s son. Mr. Wulf disclaims beneficial ownership of these securities.

Compliance with Section 16(a) of the

Securities Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC and the NYSE. Executive officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) Forms 3, 4 and 5 which they file.

Based solely on its review of the copies of such forms received by the Company and written representations from certain reporting persons during fiscal year 2006, the Company believes that all filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were met.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Compensation Philosophy

We believe that effective executive compensation programs are critical to our long-term success. By having an executive compensation package that is competitive with the marketplace and focused on driving sustained superior performance, these programs align the interests of executives with the interests of shareholders and reward executives for successfully improving shareholder returns. We have developed compensation programs with the following objectives:

•	attracting and retaining world-class executives through a total compensation opportunity that is competitive within our industry as well as the various markets in which we compete for talent.

•

encouraging a pay-for-performance mentality by directly relating variable compensation elements to the achievement of financial and strategic objectives. Incentive plans are designed to recognize and reward accomplishment of individual objectives as well as Company goals.

•

promoting a direct relationship between executive compensation and our shareholders. Our long-term incentive opportunities link a significant portion of executive compensation to our Company’s performance through restricted stock units and stock option awards. Executive officers also are expected to comply with established stock ownership guidelines which require acquisition and retention of specific levels of the Company’s Common Stock.

We believe total compensation opportunity should increase commensurate with responsibility and capacity to influence Company results. Additionally, as responsibility and accountability increase, so should that portion of compensation which is at risk. Therefore, not only do base salaries increase with position and responsibility, but short-term and long-term incentive opportunities as a percentage of total compensation increase as well.

Outside Consultants

Just as our Company competes for market share in highly competitive global markets, we compete for talent in equally competitive labor environments. In order to attract and retain critical leadership in these competitive environments, we strive to provide a comprehensive and competitive total compensation package. We utilize the resources of independent compensation consultants to aid in establishing our programs and monitor how they compare with the marketplace. The Personnel and Compensation Committee (“Committee”) retained Towers Perrin, a leading global executive compensation consulting group, to review total compensation and market trends relative to executive compensation. The Committee believes that by utilizing independent compensation consultants with a data source, such as Towers Perrin, it benefits from data integrity and methodology. Their broad database of participating companies lends credibility to their assumptions and survey results.

During 2006, Towers Perrin conducted a benchmark survey utilizing the Towers Perrin 2005 Executive Compensation Database and the Towers Perrin 2005 Long-Term Incentive Plan survey. They compared our executive compensation package to general industry (excluding financial services) market practices in companies generating revenues of $1 billion to $3 billion. The comparison focused on overall compensation, as well as base salary, bonus, equity awards and each of the other compensation elements discussed below. We feel their methodology provided appropriate comparisons by utilizing industrial companies of comparable size and referencing databases that offered alignment for selected positions.

Towers Perrin provided their survey data and recommendations to the Committee for its consideration when making compensation decisions regarding the CEO, and for evaluating recommendations being made by the CEO with respect to other executive officers. The Committee targets our compensation and benefits programs to the surveyed companies at the median level (50th percentile) of survey data when benchmarking our programs against overall compensation paid by survey participants, and to each element of compensation paid by such companies. This methodology is in keeping with the philosophy of responsibly maintaining a competitive position in the marketplace.

Our executive compensation package is designed to strike a balance between cash and equity, as well as annual and long-term incentives. For the CEO, approximately 50% of total target compensation is comprised of base salary and annual bonus, with the balance being long-term incentive compensation. While no equity was awarded in 2006 other than that awarded to Mr. Murphy at the time of his hire, the 2007 plan approved by the Committee targets 66% of the long-term incentives or approximately 34% of total compensation as equity-based awards. For the other named executives, approximately 55% of total target compensation is comprised of base salary and annual bonus. The Committee targets 66% of the long-term incentives, or approximately 30% of total target compensation, as equity-based awards for these named executives.

We believe this combination is a competitive compensation package which provides an incentive for our executives to lead the Company with an eye on short-term results, while positioning the Company for long-term sustained performance. With more than 30% of their total compensation tied to equity awards, we feel the decisions of named executives are aligned with the best interests of shareholders.

Role of Executives in Compensation Decisions

The Committee annually reviews CEO performance and made all compensation decisions regarding the CEO. The Committee revised its Charter in 2007 and prospectively will make recommendations regarding CEO compensation to the Board. As it deems appropriate, the Committee directs the Senior Vice President – Human Resources and Public Affairs to prepare computations for its consideration. With respect to other executives, the CEO annually reviews performance and makes recommendations to the Committee as to compensation. The Committee can exercise its discretion to modify any recommended compensation to such executives.

Compensation Elements

The Committee takes a balanced approach to executive compensation. The Company executive compensation package is comprised of several key components. Each component is designed to work together to provide executives with a total compensation package that is competitive with industry norms. Total compensation includes:

•	Annual Base Salary

•	Incentives

•	Short-Term – annual bonus

•	Long-Term – restricted stock units, stock options and performance units

•	Executive life insurance

•	Pension, profit sharing plan and post-retirement life insurance

•	Perquisites or other forms of cash and non-cash compensation

•	Vehicles or auto allowances

•	Club memberships

•	Financial counseling

Each of these components is discussed below.

Base Salary

Base salary represents the core element of an executive’s overall compensation. It is consistent on a month-to-month basis. It is targeted to be competitive with comparable positions in the marketplace.

We review base salary levels annually. The CEO considers each senior executive individually for base salary actions (merit increases). The Committee annually evaluates appropriate base salary for the CEO and reviews and approves his recommendations for the other named executive officers. When considering merit increases, consideration is given to individual performance, level of contribution to the Company, pay levels relative to market pay practices, as well as the overall economic condition of the Company. The CEO and the Committee rely upon the median level competitive survey data from Towers Perrin and their own diverse experiences with executive compensation.

Historically, base salaries were reviewed with the Committee and merit increases were scheduled to be effective on or about the anniversary of the executive’s last increase. During 2006, the Committee chose to modify that process to make January 1 the effective date for all senior executive salary actions. The change was implemented to simplify and streamline administration and disclosure of executive compensation.

Executive Incentive Compensation

We include both annual and long-term incentives in our executive compensation package. The goal of our incentive plans is to focus executives on both short-term financial and strategic objectives while ensuring commitment to the Company’s long-term growth and stability. Our incentive plans tie financial awards to the financial and strategic success of the Company and our shareholders, and provide pay in addition to annual base salary when warranted by Company and individual performance.

Annual Incentive Compensation

Each year, the Committee reviews and approves our financial and strategic objectives. The annual executive bonus is tied to achieving those objectives. The better the Company or operating units of the Company perform relative to these objectives, the higher the bonus payment.

The annual target bonus is calculated as a percent of annual base pay as of January 1 of the performance year. The target percent for incentive compensation, like base salary, is determined through periodic benchmarking and review of the median level survey data provided by Towers Perrin. Annual incentive compensation represents an “at risk” component of the executive compensation package. Actual bonus amounts are dependent upon performance against specific measurements and may vary from 0% to 150% of targeted amounts. In addition, the Committee may award discretionary bonuses as it deems appropriate.

As a general principle, the higher the level of responsibility, the greater the portion of executive compensation that is tied to incentive awards. Thus, for the named executive officers, the CEO’s annual incentive opportunity is greater than that of the others. The Company targets an annual incentive opportunity for the CEO at 100% of base pay. For the other named executives, the target is 60% of base pay. For 2007, the target for the CFO has been increased to 67% of base pay.

The 2006 annual incentive plan for corporate executives, including Messrs. Jones, Murphy and Massa, was based entirely on achieving a target financial measure, 9.8% Return on Equity adjusted to exclude acquisitions in 2006 (“ROE”). ROE is used as the basis for determining annual incentive compensation for corporate executives because it represents a sound measure of Company performance that is easily recognized and readily used by investors. It links executive performance to shareholder interests.

The annual incentive for operating company executives, including Messrs Rajendra and Mapes, was based on two components: meeting an internal financial objective, Return on Performance Assets (“ROPA”) at the operating unit and achieving certain strategic objectives. The Committee approved a different measure, ROPA, because it is a better indicator of return on the Company’s investment at the operating unit level. Fifty Percent (50%) of their 2006 bonus opportunity was contingent upon achieving the ROPA financial goals, with the balance linked to achieving strategic goals. However, to emphasize financial results, the potential bonus associated with the strategic component cannot exceed the percent of the bonus associated with financial performance.

The financial objectives (ROE and ROPA) and the strategic objectives were established at the February, 2006 meeting of the Committee and were based upon historical performance, as well as assessment of the 2006 business plan, competitive environments and the Company’s overall performance objectives. These objectives were established to be difficult, but achievable.

By establishing a financial objective for all executives and additional strategic goals for operating company executives, we endeavor to focus executives on achieving financial results while managing operating unit strategic initiatives such as growth, continuous improvement, technological leadership, organizational effectiveness and others. Linking payment of strategic awards to attainment of financial performance reminds everyone that financial achievement funds critical company programs as well as personal rewards. It is consistent with our compensation philosophy that performance-based incentives should reflect both business and individual accomplishments. Incentives should be tied not only to the Company’s operating results but also to the executive’s distinctive leadership in managing effectively and ethically, which creates long-term value for shareholders.

In 2006, we achieved 105% of the corporate bonus target. Accordingly, Messrs. Jones, Murphy and Massa were awarded bonuses of $849,000, $253,000 and $210,000, respectively. Likewise, Mr. Rajendra achieved 150% of his financial and strategic objectives, and was awarded a bonus of $298,000. In addition, the Committee approved a discretionary bonus of $50,000 in recognition of Mr. Rajendra’s leadership in the GSW integration. Mr. Mapes achieved 79.2% of his financial and strategic objectives and received a bonus of $162,000. In addition, in recognition of his development and implementation of programs to position the business for future financial success, the Committee approved a $40,000 discretionary bonus.

Long-Term Incentive Compensation

Long-term incentive compensation (“LTI”) consists of stock options, restricted stock units and performance units, all of which are focused on ensuring sustained performance over a multi-year period. We feel strongly that equity-based LTI effectively links the interests of senior management to the interests of our shareholders. The allocation of total value between each of the LTI components may vary from year to year based on the focus of the Company as determined by the Committee. The LTI portion of an executive’s compensation is “at risk” and is dependent upon corporate performance and growth in stock value.

The stated purpose of the A. O. Smith Combined Incentive Compensation Plan (the “Plan”), which is the vehicle for awarding LTI at our Company, is to provide additional compensation as an incentive to induce key employees to remain in the employ of the Company and to encourage them to secure or increase their stock ownership in the Company or to otherwise align their interests with the Company’s stockholders. The Plan motivates behavior through growth-related incentives to achieve long-range revenue and profitability growth goals.

The total target value of all LTI components is compared to positions in the marketplace. Again, the Committee utilizes Towers Perrin to assist in benchmarking against the median level of surveyed companies to determine market competitive LTI targets for executive positions.

Changing Measures

During its 2006 report, Towers Perrin cited trends in the market and recommended placing more weight on the performance-based components of the Company’s LTI plan. Historically, the Company awarded 50% of our LTI plan in restricted stock units, which vest over time. Stock options and performance units comprised the performance-based part of our LTI and were awarded in equal parts of the remaining 50%. As a consequence of the Towers Perrin report, beginning in 2007, the Committee will shift more of our LTI toward performance-based awards and reduce the proportion of time-based restricted shares. Going forward, restricted stock units will comprise 33% of the award, stock options 33%, and performance units 34% of the award, thus shifting from 50% performance-based to 67% performance-based.

Towers Perrin also noted reasons to consider changing the performance measure of the Performance Unit Plan from Earnings Per Share (“EPS”) to Return on Invested Capital (“ROIC”). They noted ROIC is a more comprehensive measure than EPS, which is subject to management discretion, such as stock buybacks, that could reward executives for activities that might harm long-term value creation. The Committee has elected to use ROIC as a percent of the cost of capital as the performance measure in 2007.

ROIC represents a sound measure of how effectively executives manage their allocation of capital. The goal is to achieve ROIC as a percent of the cost of capital at or above 100%. Performing at this level means the Company is maintaining or creating additional shareholder value. We calculate ROIC by taking net income before after-tax cost of interest and dividing it by total capital, including all debt and stockholders’ equity.

These changes are consistent with our stated compensation philosophy and objectives. They are intended to place greater emphasis on pay-for-performance and more closely tie executive pay to shareholder interests.

Stock options granted through the Plan are valued at fair market value on the day of the grant. Fair market value is established by averaging the high and the low values of our Common Stock on the day of the grant. The value of options to an executive is entirely dependent upon the growth of stock price over the option price. Under the terms of the Plan, options may not be repriced once granted.

Restricted stock units (phantom stock) entitle the executive to receive a share of Company stock for each unit when the restricted stock unit vests. Restricted stock units are time-based. Their value to the executive is dependent upon the value of the Company Common Stock at the time of vesting.

Performance units are valued at the time of grant at $100. Their value to the executive is dependent upon performance, EPS (for pre-2007 awards) or ROIC (for 2007 awards), over a three-year vesting period. Their value may be anywhere from 0% to 150% of target value based upon performance. The Committee will establish specific ROIC performance goals. Goal attainment will be calculated as follows:

ROIC as % of cost of capital =	Average ROIC over three-year performance period
Baseline cost of capital

Timing of Awards

Long-term incentive grants historically have been awarded annually in October. The Committee decided in 2006 to delay the grant of long-term incentives to February, 2007, and to make future awards in February of each ensuing year. The change in practice was implemented to provide greater neutrality with regards to the effect of timing on the pricing of awards. By moving the grants to February, the Company makes the awards after the previous year’s earnings have been released.

As a result of the change in timing, there were no long-term incentive awards in 2006, other than those provided to Mr. Murphy at the time of his hire. The Committee reserves the right to grant equity to new hires at the time of their hire in order to align them as quickly as possible to shareholder interests as well as the strategic goals of the Company.

Share Ownership Guidelines

We have developed share ownership guidelines requiring minimum levels of the Common Stock accumulation and ownership based upon a dollar value of between two and four times the executive’s salary, depending on the executive’s position. These ownership guidelines are targeted to be competitive with comparable positions in the marketplace. They also are intended to align executive interests with those of our shareholders. Executives are expected to achieve these ownership guidelines within four years of becoming an executive at our Company. Once achieved, the level of ownership must be maintained. All named executives are on track to be in compliance with the share ownership guidelines as planned.

Executive Life Insurance

The A. O. Smith Executive Life Insurance Plan is a program intended to provide income security for a named beneficiary in the event of death. The plan provides a life insurance benefit equal to three times the executive’s base salary. We purchase endorsement split-dollar insurance policies to provide this benefit. The provision of life insurance is consistent with our philosophy of providing competitive pay and benefits for all employees in order to attract and retain critical talent.

Executive Pension

We maintain a qualified defined benefit plan, the A. O. Smith Retirement Plan, for all eligible employees. In addition, we provide a supplemental executive pension program intended to provide income continuation for an executive at the time of retirement. The plans are consistent with our philosophy of providing a competitive retirement benefit for all employees in order to attract and retain critical talent, as well as ensure a secure retirement for employees who contributed to our success over a sustained period of time. A detailed discussion of terms of the plans follows the Pension Benefits Table.

Profit Sharing Plans

All U.S. salaried employees, including the named executives, are eligible to participate in the A. O. Smith Profit Sharing Retirement Plan (“PSRP”). This is a 401(k) tax-qualified retirement savings plan in which the Company matches employee contributions up to 6% of base salary at the rate of $.35 to $1.40 per $1.00 contributed, based on Company performance. The A. O. Smith Corporation Executive Supplemental Profit Sharing Plan is a program intended to provide a profit sharing plan supplement to those executives who are subject to reduction in Company matching contributions to the PSRP caused by Internal Revenue Code restrictions. The Company promotes individual employee investment in retirement security at all levels of the organization. The plans encourage executives to invest for their own retirement income and provide a competitive benefit platform.

To receive a Company contribution under the Supplemental Profit Sharing Plan, executives must contribute the maximum eligible tax-deferred employee contributions allowed by law to the PSRP. The amount of the executive’s contribution under the supplemental plan is the difference between the match the executive would have received without the restrictions placed on these contributions by the Internal Revenue Code and the actual match received in the qualified PSRP account.

A discussion of the Supplemental Profit Sharing Plan and the A. O. Smith Executive Deferred Compensation Plan, under which executives may elect to defer all or part of their annual incentive bonus, follows the Nonqualified Deferred Compensation Table.

Post-Retirement Life Insurance

Post-Retirement Life Insurance is a program intended to provide income security for a named beneficiary in the event of an executive’s death after retirement. The plan will pay a life insurance benefit equal to one times an executive’s annual base salary in effect at the time of retirement in a single lump sum payment to a beneficiary of record. We purchase endorsement split-dollar insurance policies on the life of the executive to provide this benefit.

Executive Perquisites

We provide certain executive perquisites consistent with our philosophy of offering a competitive compensation package to attract and retain top-tier executives. Among the non-cash elements of the executive compensation package are executive cars or car allowances, club memberships, life insurance and financial counseling. We provide a tax gross-up so the executive receives the full value of these perquisites unreduced by taxes.

Tax and Accounting Considerations

We consider the potential impact upon the Company of Section 162(m) of the Internal Revenue Code (the “Code”) which prohibits public companies from deducting certain executive remuneration in excess of $1 million. We generally attempt to structure compensation arrangements, where possible, to reduce or eliminate the impact of the limitations of Section 162(m) of the Code, including nonqualified deferred compensation programs. However, in order to attract and retain critical talent, it may, from time to time, be necessary to exceed the Section 162(m) limit. We also take into account the accounting treatment for compensation under the Statement of Financial Accounting Standards No. 123R (“FAS 123R”).

SUMMARY COMPENSATION TABLE

The Summary Compensation Table reflects all compensation awarded to, earned by or paid to the Company’s chief executive officer, chief financial officer and three other most highly compensated executive officers during fiscal year 2006.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)(7)	Total ($)
Paul W. Jones Chairman and Chief Executive Officer	2006	$807,000	0	$777,907	$227,945	$849,000	$279,197	$293,326	$3,234,375

Terry M. Murphy Executive Vice President and Chief Financial Officer	2006	400,000	$100,000	252,210	77,640	253,000	363,768	182,709	1,629,327

Ajita G. Rajendra Executive Vice President & President of A. O. Smith Water Products Company, a division of the Company	2006	360,250	50,000	216,740	60,558	298,000	125,957	69,776	1,181,281

Ronald E. Massa Executive Vice President	2006	339,875	0	185,048	73,396	210,000	293,463	128,769	1,230,551

Christopher L. Mapes Executive Vice President & President of A. O. Smith Electrical Products Company, a division of the Company	2006	346,667	40,000	174,760	35,967	162,000	24,818	74,452	858,664

(1)	Includes amounts earned in 2006, even if deferred.

(2)

Mr. Murphy received a $100,000 hiring bonus in 2006. Mr. Rajendra and Mr. Mapes received discretionary bonuses for 2006 paid in 2007 to recognize their leadership of strategic initiatives that enable future success.

(3)

There were no restricted stock awards to named executive officers in 2006, except for Mr. Murphy, who received an award of 21,000 restricted stock units at the time he commenced employment. The amounts included in the “Stock Awards” column are the amounts recognized by the Company in 2006 related to stock awards in prior years, or current year for Mr. Murphy, as described in FAS 123R. For a discussion of valuation assumptions, see Note 10 to the Company’s 2006 Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006.

(4)

There were no stock option awards to named executive officers in 2006, except for Mr. Murphy, who received an award of an option for 18,000 shares of Common Stock at the time he commenced employment. The amounts included in the “Option Awards” column are the amounts recognized by the Company in 2006 related to stock option awards in prior years, or current year for Mr. Murphy, as described in FAS 123R. For a discussion of valuation assumptions, see Note 10 to the Company’s 2006 Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006.

(5)	Bonuses earned in 2006, which are to be paid in 2007.

(6)

The change in pension value and the value of above-market earnings under nonqualified deferred compensation plans, respectively, for each named executive officer are as follows: Mr. Jones, $273,948 and $5,249; Mr. Murphy, $363,768 and $0; Mr. Rajendra, $124,835 and $1,122; Mr. Massa, $285,594 and $7,869; and Mr. Mapes, $24,061 and $757. Above-market earnings under nonqualified deferred compensation plans are earnings credited on the executives’ accounts in excess of 5.74%, which is 120% of the applicable federal long-term rate.

(7)	Additional information regarding other compensation as provided in the Components of All Other Compensation Table below.

COMPONENTS OF ALL OTHER COMPENSATION

Name	Tax Gross-Up Payments ($)(1)	Company Contributions to Retirement and 401(k) Plans ($)(2)		Dividends on Restricted Stock and Stock Units ($)	Company Car / Allowance ($)(3)	Club Dues ($)(4)		Other ($)(5)		Total ($)
Paul W. Jones	$78,852	$31,215	(6)	$35,015	$32,856	$102,237	(7)	$13,151		$293,326

Terry M. Murphy	20,358	15,472		13,860	24,000	7,399		101,620	(8)	182,709

Ajita G. Rajendra	2,316	13,935		12,746	33,834	0		6,945		69,776

Ronald E. Massa	20,712	13,146		12,021	27,539	18,672		36,679	(9)	128,769

Christopher L. Mapes	9,495	13,409		9,306	29,069	10,635		2,538		74,452

(1)	Tax gross-up payments provided to executives for financial counseling, Company car, life insurance premiums, club dues and certain relocation expenses.

(2)	Amounts shown are PSRP Company matching contribution and contribution to Supplemental Profit Sharing Plan.

(3)	Currently, Mr. Murphy receives a car allowance. As existing car leases for other named executives expire, the Company will convert to a car allowance for them as well.

(4)	Amounts reflect annual club dues for 2006 and, with respect to Messrs. Jones, Massa and Mapes, for 2007 due to specific club invoice and payment policies.

(5)

Amounts shown represent payments for financial counseling and life insurance premiums for all named executive officers, as well as other payments which are separately identified with respect to the particular named executive officer in footnotes below.

(6)	Amount includes $22,705 contribution to the supplemental profit sharing plan and $8,510 to the Company 401(k) plan.

(7)	Includes one-time club initiation fees of $86,909 and annual dues of $15,328.

(8)

In addition to financial counseling and life insurance, amount shown includes executive relocation ($80,421) and payment for selling his home independent of the Company home purchase program ($10,615).

(9)	Amount shown includes $26,584 under home purchase program upon relocation.

GRANTS OF PLAN-BASED AWARDS

The table below reflects the plan-based awards made under the Combined Executive Incentive Compensation Plan to each of the named executive officers during 2006.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/Sh) ($)(4)	Grant Date Fair Value of Stock and Option Awards ($)(5)	Closing Price on Date of Grant
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Paul W. Jones	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0	0	N/A	0	N/A

Terry M. Murphy	01/03/06 01/03/06 01/03/06	$65,000	$130,000	$195,000	N/A	N/A	N/A	21,000	18,000	$36.03	$232,920 756,630	$36.85

Ajita G. Rajendra	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0	0	N/A	0	N/A

Ronald E. Massa	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0	0	N/A	0	N/A

Christopher L. Mapes	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0	0	N/A	0	N/A

(1)

The non-equity incentive plan award for Mr. Murphy at the time of his commencement of employment was an award of 1,300 performance units each valued at $100 upon attainment of 100% of target performance.

(2)	The Company made no stock awards in 2006, other than to Mr. Murphy at the time he commenced employment.

(3)	The Company made no option awards in 2006, other than to Mr. Murphy at the time he commenced employment.

(4)

The exercise price is the average of the highest and lowest price on the effective date of grant. The Personnel and Compensation Committee approved the option award to Mr. Murphy at its December 16, 2005, meeting to be effective on Mr. Murphy’s commencement of employment.

(5)	The value of the stock and option awards has been calculated in accordance with FAS 123R.

No executive at the Company has an employment agreement for a specific period of time. Rather, all executives serve at the pleasure of the Board. Messrs. Jones, Murphy and Rajendra have agreements with respect to termination of employment. See the discussion entitled, “Employment Contracts, Termination of Employment and Change in Control Arrangements.”

With respect to Mr. Murphy, at the time he commenced employment with the Company on January 1, 2006, he received a signing bonus of $100,000, an award of 21,000 restricted stock units which will vest on January 28, 2009, and an award of 18,000 stock options exercisable in three annual installments commencing on January 3, 2007. These awards were made to offset items of compensation that Mr. Murphy forfeited when he left his prior employer to join the Company. Further, both Messrs. Murphy and Rajendra have pension agreements which are reviewed in the discussion following the Pension Benefits Table. Otherwise, their compensation is consistent with the policies and practices discussed in the Compensation Discussion and Analysis.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The table below reflects all outstanding equity awards made under the Combined Executive Incentive Compensation Plan to each of the named executive officers.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Paul W. Jones	40,800 17,000 13,500	0 8,500 27,000	0	$35.285 24.640 29.200	01/02/14 10/12/14 10/11/15	8,334 19,800 33,000	$313,025 743,688 1,239,480	0	0

Terry M. Murphy	0	18,000	0	36.030	01/03/16	21,000	788,760	0	0

Ajita G. Rajendra	26,900 3,333	0 6,667	0	27.580 29.200	02/01/15 10/11/15	10,000 8,100	375,600 304,236	0	0

Ronald E. Massa	23,400 50,200 46,300 26,900 7,733 3,333	0 0 0 0 3,867 6,667	0	18.313 13.563 15.135 26.880 24.640 29.200	10/06/08 10/10/10 10/09/11 10/11/12 10/12/14 10/11/15	0	0	0	0

Christopher L. Mapes	30,900 3,333	0 6,667	0	23.980 29.200	09/22/14 10/11/15	4,000 8,100	150,240 304,236	0	0

(1)

All references to shares mean shares of the Company’s Common Stock. Mr. Jones will have the right to exercise an option for 8,500 shares at an exercise price of $24.64 per share on October 11, 2007; 13,500 shares at an exercise price of $29.20 per share on October 11, 2007; and 13,500 shares at the exercise price of $29.20 on October 11, 2008. Mr. Murphy will have the right to exercise an option for 6,000 shares on January 3, 2007, at an exercise price of $36.03 per share; and the right to exercise an option as to 6,000 shares on January 3, 2008, at an exercise price of $36.03 per share; and 6,000 shares on January 3, 2009, at the exercise price of $36.03 per share. Mr. Massa will have the right to exercise an option for 3,867 shares on October 11, 2007, at an exercise price of $24.64 per share. Messrs. Massa, Rajendra and Mapes will each have the right to exercise an option for 3,333 shares on October 11, 2007, and 3,334 shares on October 11, 2008, at the exercise price of $29.20 per share.

(2)

Mr. Jones will vest in 8,334 shares of restricted stock on January 2, 2007; 19,800 shares of restricted stock on October 22, 2007; and in 33,000 restricted stock units on October 22, 2008. Mr. Murphy will vest in 21,000 restricted stock units on January 28, 2009. Mr. Rajendra will vest in 5,000 shares of restricted stock on February 1, 2007; 5,000 shares of restricted stock on February 1, 2008; and 8,100 restricted stock units on October 22, 2008. Mr. Mapes will vest in 4,000 shares of restricted stock on September 22, 2007, and 8,100 restricted stock units on October 22, 2008. Mr. Massa vested in 9,000 shares of restricted stock and 8,100 restricted stock units on April 19, 2006, the date of his eligibility for early retirement. Restricted stock units entitle the executive to receive one share of Common Stock for each unit.

(3)	Market value determined by the NYSE closing market price on December 29, 2006, the last trading day of the fiscal year.

OPTION EXERCISES AND STOCK VESTED

The table includes information related to options exercised by each of the named executive officers during fiscal year 2006 and the number and value of options held at the end of the fiscal year.

	Option Awards			Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)		Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)(1)
Paul W. Jones	0	0		8,333		$307,071

Terry M. Murphy	0	0		0		0

Ajita G. Rajendra	0	0		5,000		209,650

Ronald E. Massa	56,300	$2,626,055	(2)	18,600	(3)	955,110

Christopher L. Mapes	0	0		4,000		158,080

(1)	Based on NYSE closing market price of the Common Stock on the vesting date.

(2)	Based on the difference between the option exercise price and the NYSE closing market price of the Common Stock on the date of exercise.

(3)

All of Mr. Massa’s restricted stock and restricted stock units became non-forfeitable on his attainment of early retirement eligibility on April 19, 2006. Of the 18,600 shares which vested, the receipt of 9,000 shares were deferred until October 22, 2007, and 8,100 shares were deferred until October 22, 2008.

PENSION BENEFITS

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Paul W. Jones	A. O. Smith Retirement Plan Executive Supplemental Pension Plan	3.00	$64,971 463,456	0

Terry M. Murphy	A. O. Smith Retirement Plan Executive Supplemental Pension Plan	1.00	20,561 343,207	0

Ajita G. Rajendra	A. O. Smith Retirement Plan Executive Supplemental Pension Plan Special Pension Arrangement	1.92	41,101 129,627 347,792	0

Ronald E. Massa	A. O. Smith Retirement Plan Executive Supplemental Pension Plan	29.60	708,704 1,770,931	0

Christopher L. Mapes	A. O. Smith Retirement Plan Executive Supplemental Pension Plan	2.28	19,442 38,356	0

The Company maintains a qualified defined benefit pension plan, the A. O. Smith Retirement Plan, for all eligible salaried employees. The plan provides a monthly retirement benefit at normal retirement age equal to 1.1% of five-year final average pay, plus 0.5% of five-year final average pay in excess of social security compensation multiplied by credited service up to a 40-year maximum. Average annual pay includes base salary and 50% of annual bonus.

The Company also maintains the A. O. Smith Corporation Executive Supplemental Pension Plan to provide benefits to an executive whose benefits in the A. O. Smith Retirement Plan are subject to limitations under the Internal Revenue Code and to take into account 100% of an executive’s annual incentive bonus. The monthly retirement benefit at normal retirement age under the Executive Supplemental Pension Plan is equal to 1.65% of five-year final average pay times years of credited service up to a 40-year maximum, less the benefit provided from the A. O. Smith Retirement Plan. All of the named executives participate in the Executive Supplemental Pension Plan.

The normal retirement age under both plans is 66 for all named executives except Mr. Mapes, whose normal retirement age is 67. Each plan provides for early retirement as early as age 57 and 10 years of service but with reductions in the normal retirement benefit. The reductions are equal to 6.67% per year between the age at retirement and the executive’s normal retirement age less three years. Ronald E. Massa is currently eligible for early retirement. Executives terminating before age 57 and 10 years of service are eligible for an actuarially reduced benefit.

The Present Value of Accumulated Benefit set forth in the table above is based on assumptions and valuation dates that are the same as those used for the valuation of pension liabilities as set forth in Note 11 to the Company’s 2006 Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006. Retirement age under the A. O. Smith Retirement Plan and the Supplemental Executive Pension Plan is assumed to be the earliest age that an executive can retire with an unreduced benefit, which is age 65 for Mr. Jones, age 66 for Mr. Murphy, age 64 for Mr. Mapes and age 63 for Mr. Massa and Mr. Rajendra. Post-retirement mortality rates are based on the RP-2000 Combined Healthy Mortality Table (gender specific). The assumption is made that there is no probability of pre-retirement death or termination by any other cause.

The A. O. Smith Retirement Plan pays benefits in the form of a single life annuity. Optional forms of annuity payment are available on an actuarially equivalent basis. The benefit under the Executive Supplemental Pension Plan is paid as a single lump sum to the executive upon retirement. The lump sum amount is calculated by determining the amount necessary (including a tax gross-up for the tax liability attributable to the lump sum payment) to purchase a commercial insurance annuity that will provide an after-tax monthly amount equivalent to the after-tax amount the executive would receive if the monthly pension would be paid directly by the Company. To calculate the Present Value of Accumulated Benefits for the benefit under the Executive Supplemental Pension Plan, assumptions are made regarding the executive’s tax rate at retirement (39.9%) and a lump sum interest rate obtained by surveying various insurance companies (4.5%).

The Company does not have a policy to grant extra years of service. Two of the named executives have special arrangements negotiated upon their employment with the Company. After the completion of five years of service, Mr. Murphy will be granted an extra three years of service included in the calculation of his Executive Supplemental Pension benefit and will be treated as eligible for early retirement under the plan. In the Pension Table above, the three years of imputed service for Mr. Murphy is valued at $277,948.00. Mr. Rajendra will be eligible for a payment of $4,166.67 per month after completion of 10 years of service and an additional $1,250.00 per month after completion of 12 years of service (for a total of $5,416.67 per month for his lifetime). The present value of Mr. Rajendra’s special agreement shown in the Pension Table does not reflect the additional $1,250.00 per month because it is calculated assuming retirement at age 63 and he is not eligible for the additional $1,250.00 per month if he retires at that age. Mr. Rajendra’s benefit is in addition to the benefits provided by the A. O. Smith Retirement Plan and the Executive Supplemental Pension Plan. Both of these agreements were granted in order to compensate each executive for benefits forfeited from his prior employer upon termination.

NONQUALIFIED DEFERRED COMPENSATION

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)(1)	Aggregate Earnings in Last FY ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Paul W. Jones	0	$57,720	$9,846	0	$89,936

Terry M. Murphy	0	20,822	0	0	0

Ajita G. Rajendra	0	18,171	1,806	0	13,721

Ronald E. Massa	0	16,658	15,254	0	178,714

Christopher L. Mapes	0	14,206	1,654	0	17,280

(1)

Includes the following Supplemental Profit Sharing contributions for 2006 which are also reported in the Summary Compensation Table: Mr. Jones, $22,705; Mr. Murphy, $6,962; Mr. Rajendra, $5,425; Mr. Massa, $4,639; and Mr. Mapes, $4,899.

(2)	Includes the following above-market earnings for 2006 which are also reported in the Summary Compensation Table: Mr. Jones, $5,249; Mr. Rajendra, $1,122; Mr. Massa, $7,869, and Mr. Mapes, $751.

Each executive has an account in the A. O. Smith Corporation Executive Supplemental Profit Sharing Plan, which each year is credited with supplemental profit sharing contributions and notional dividends on restricted stock and restricted stock units. The executive’s account is a bookkeeping entry only. Amounts credited to the executive’s account are credited with gains and losses each month based on the executive’s crediting election. The crediting election is used to designate the investment fund(s) as the basis for calculating the rate of return equivalent for the executive’s account. The current funds available for a crediting election are: Stable Asset Income Fund, Evergreen Core Bond Fund, American Balanced Fund, First American Equity Income Fund, Vanguard Institutional Index Fund, M&I Target Retirement 2010, M&I Target Retirement 2020, M&I Target Retirement 2030, M&I Target Retirement 2040, M&I Target Retirement 2050, Growth Fund of America, FMI Common Stock Fund, Munder Mid-Cap Core Growth, Marshall Mid-Cap Value Fund and American Euro Pacific Growth Fund.

The executive is eligible to receive payment of amounts in his profit sharing account on termination of employment (six months after termination in the case of the amounts credited to his account on or after January 1, 2005).

The Company also maintains the A. O. Smith Executive Deferred Compensation Plan under which executives may elect to defer all or any part of their annual incentive bonus to a future payment date. Gains and losses on an executive’s account in the Plan are credited in the same manner as described above for the Executive Supplemental Profit Sharing Plan. For 2006, none of the named executives have elected to defer any of their annual bonuses.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT

AND CHANGE IN CONTROL ARRANGEMENTS

The Company has termination of employment agreements with Messrs. Jones, Murphy and Rajendra. Each agreement provides that, in the event their employment is terminated by the Company for any reason other than for cause (i.e. dishonesty or insubordination), the Company will provide 18 months of continued base salary and benefits. The severance arrangements for these named executives were provided as an inducement to commence employment with the Company.

Messrs. Mapes and Massa are participants in the A. O. Smith Corporation Severance Pay Plan. The plan provides one week of base salary per year of service plus benefit continuation during the severance period if the Company terminates the employment of a participant as a result of job abolishment, reorganization, economic conditions in the business or other reasons approved by the Senior Vice President of Human Resources and Public Affairs. Outplacement services are also provided. Under the plan, the Senior Vice President of Human Resources and Public Affairs has the discretionary authority to increase the amount of severance pay to be paid and to determine the manner of payment. Severance pay is normally paid in a lump sum but may be paid in regular semimonthly base salary installments in appropriate cases.

Mr. Murphy has a special agreement with the Company that provides that he will be treated as retirement eligible for purposes of the A. O. Smith Combined Incentive Plan after he completes five years of service with the Company.

The Company has no agreements with the named executives that provide for payments in the event of a change in control of the Company.

DIRECTOR COMPENSATION

Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)(4)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)		All Other Compensation ($)	Total ($)
Ronald D. Brown	$62,500	$50,029	0	0	0		0	$112,529

William F. Buehler	60,500	50,029	0	0	$10,980	(5)	0	121,509

William P. Greubel	11,750	30,018	0	0	0		0	41,768

Robert J. O’Toole	53,000	50,029	0	0	0		0	103,029

Bruce M. Smith	73,242	50,029	0	0	0		0	123,271

Mark D. Smith	54,000	50,029	0	0	0		0	104,029

Idelle K. Wolf	55,500	50,029	0	0	0		0	105,529

Gene C. Wulf	56,000	50,029	0	0	0		0	106,029

(1)	Mr. Jones, as an employee director, receives no compensation for his service as a director.

(2)	Includes amounts earned during 2006, even if deferred.

(3)

Directors receive a stock award of Common Stock as part of their annual retainer. On April 3, 2006, each director, except Mr. Greubel, received a stock award worth $20,000. This is 373 shares at $53.64 per share, which is the average of the high and low prices on the grant date. In 2006, the value of stock awarded to each director increased to $60,000. As a result of this midyear change, $30,000 worth of additional shares were issued to each director using the average of high and low prices on the grant date, July 20, 2006. Accordingly, each director, except Mr. Greubel, received an additional 665 shares priced at $45.145 per share. Mr. Greubel joined the Board on October 9, 2006. His stock retainer was prorated for the balance of the year to equal $30,000. At the average of the high and low prices on the grant date, this amounts to 739 shares at $40.62 per share. All stock awards to directors are rounded up to a full share. The total number of shares of stock awarded to each director in 2006 is as follows: Mr. Brown, 1,038; Mr. Buehler, 1,038; Mr. Greubel, 739; Mr. O’Toole, 1,038; Mr. Bruce Smith, 1,038; Mr. Mark Smith, 1,038; Ms. Wolf, 1,038; and Mr. Wulf, 1,038. Directors may choose to defer receipt of this stock, in which case they are awarded restricted stock units. Mr. Bruce Smith made application to defer his receipt of stock to the year he attains age 65. Mr. Greubel has elected to defer his receipt of stock until April 1, 2011.

(4)

Since stock awards are vested and unrestricted, the grant date fair market value, pursuant to FAS 123R, of the stock awards issued to each director is the amount shown in the stock awards column. As of December 31, 2006, each director has the following aggregate number of shares in connection with service as a director: Mr. Brown, 4,548; Mr. Buehler; 6,045; Mr. Greubel, 739; Mr. O’Toole, 1,038; Mr. Bruce Smith, 5,627; Mr. Mark Smith, 3,883; Ms. Wolf, 1,381; and Mr. Wulf, 2,826. Holdings by Mr. O’Toole in connection with his previous employment with the Company are not included in this table. Please see the Security Ownership of Directors and Management Table for additional information.

(5)

The amount shown represents above-market earnings on director compensation that Mr. Buehler deferred in years prior to 2006 under the Corporate Directors’ Deferred Compensation Plan. Above-market earnings are earnings credited on Mr. Buehler’s account in excess of 5.74%, which is 120% of the applicable federal long-term rate.

The Nominating and Governance Committee of the Board of Directors is responsible for reviewing and making recommendations to the Board as to director compensation, which is set annually in April. Non-employee directors are compensated in the form of cash and shares of Common Stock. In April, 2006, the Board continued the 2005 director compensation schedule while the Committee reviewed the overall director compensation program in light of the additional responsibilities and time commitments expected of directors. As part of this process, the Committee retained Towers Perrin during 2006 to review its director compensation program and to conduct a benchmarking survey, utilizing its database to compare the Company’s director compensation practices to those of other companies in the Company’s peer group. The peer group used for the survey was a group of 88 general industry companies (excluding financial services companies) with a median revenue of $2.4 billion in sales as of fiscal year-end December 31, 2005. After analyzing the recommendations of Towers Perrin and considering the additional responsibilities of Board and Committee members, in July, 2006, the Committee recommended and the Board approved implementation of the compensation program described below.

Effective July, 2006, directors received an annual retainer, paid quarterly, in the amount of $35,000 and the award of shares of Common Stock with a market value of $60,000 on the date of its award. Directors also received $1,500 for attendance at each Board meeting, plus expenses, and received $500 for each telephonic Board and Committee meeting. Each Personnel and Compensation and Nominating and Governance Committee member received $3,000, and the chairperson of each received $5,000, annually; Committee members also received $1,500 per meeting, plus expenses. Each Audit Committee member received $5,000, and the chairperson received $7,000 annually; Committee members also received $1,500 per meeting, plus expenses. Each Investment Policy Committee member received $3,000, and the chairperson received $5,000, annually; Committee members also received $3,000 per meeting, plus expenses. Directors who are employees of the Company are not compensated for service as directors or Committee members or for attendance at Board or Committee meetings.(1)

The fee for new director orientation remained unchanged. The Board requires that every new director participate in a detailed orientation at the Company’s World Headquarters. This encompasses a review of business and financial operations, meetings with business executives and others, and an overview of the Company’s corporate governance policies and procedures. New directors are paid $1,500 to compensate them for their time devoted to orientation matters.

The Company implemented the new cash retainer and fee schedule commencing as of July 1, 2006. With respect to stock awards, the Company made an adjustment to bring directors up to the new stock retainer level. Directors were issued additional shares of Common Stock with a fair market value of $30,000 on July 20, 2006.(2) Each director, except Mr. Greubel, received this stock award on July 20, 2006. Mr. Greubel joined the Board of Directors on October 9, 2006, and his annual retainer was prorated accordingly.

Effective July 11, 2006, for incumbent directors, and upon election for new directors, each director shall within three years of the applicable date acquire beneficial ownership of A. O. Smith Corporation Common Stock having an aggregate value equal to not less than three times the cash component of the annual retainer fee paid to the director.

Certain directors have elected to defer the payment of their fees and receipt of Common Stock shares under the Corporate Directors’ Deferred Compensation Plan (the “Directors’ Plan”). The Directors’ Plan allows directors to defer all or a portion (not less than 50%) of their fees until a later date, but not later than the year in which age 71 is attained. Payments can be made in a lump sum or in not more than 10 annual installments. Under this plan, Ms. Wolf and Mr. Buehler have deferred payment of certain director fees. Mr. Bruce Smith and Mr. Greubel have deferred receipt of their stock awards, which consequently is treated as restricted stock units.

(1)

Prior to implementing the new director compensation program discussed above, for fiscal 2006, directors received an annual retainer, paid quarterly, in the amount of $30,000 and the award of shares of Common Stock with a market value of $20,000 on the date of its award. Directors also received $1,500 for attendance at each Board meeting, plus expenses, and received $500 for each telephonic Board and Committee meeting. Each Audit, Personnel and Compensation, and Nominating and Governance Committee member received $3,000, and the chairperson of each received $4,000, annually; Committee members also received $1,500 per meeting, plus expenses. Each Investment Policy Committee member received $3,000, and the chairperson received $4,000, annually; Committee members also received $3,000 per meeting, plus expenses. The fee for new director orientation was $1,500.

(2)

Directors previously had received an award of shares of Common Stock with a fair market value of $20,000 in April, 2006. The additional stock award was calculated by prorating the $40,000 difference in stock retainer for the period from July, 2006 to April, 2007.

REPORT OF THE PERSONNEL AND COMPENSATION COMMITTEE

The Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on the Committee’s review and discussion with management, the Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006.

William F. Buehler, Chairperson

Ronald D. Brown, Committee Member

William P. Greubel, Committee Member

Bruce M. Smith, Committee Member

APPROVE THE ADOPTION OF THE A. O. SMITH

COMBINED INCENTIVE COMPENSATION PLAN

(as amended January 1, 2007)

General

The A. O. Smith Combined Incentive Compensation Plan (the “Plan”), as amended, effective January 1, 2007, was approved and adopted by the Board of Directors on February 13, 2007, subject to the approval of the stockholders at the annual meeting. The Plan is a continuation of the A. O. Smith Combined Executive Incentive Compensation Plan (now renamed the “A. O. Smith Combined Incentive Compensation Plan”) which was previously approved by the shareholders in 2002. The text of the amended Plan is set forth in Exhibit A to this proxy statement, and the description of the amended Plan that appears below is qualified in its entirety by reference to such text.

Vote Required

The affirmative vote of a majority of the votes present or represented at the meeting is required for approval of the Plan, provided that a majority of the outstanding shares of Class A Common Stock and Common Stock are voted on the proposal. Refer to the General Information Section on pages 1 and 2 of the proxy statement for a more detailed discussion of the vote required. SICO, which on the Record Date had the right to vote approximately 78.19% of the outstanding Class A Common Stock and Common Stock (see “Principal Stockholders” above) has advised the Company that it will vote all such shares for approval of the Plan. Hence, approval of the Plan is assured regardless of the vote of any other stockholders. The Board of Directors recommends that stockholders vote FOR approval of the Plan.

Purpose

The Plan was adopted to provide additional compensation as an incentive to induce key employees and directors to remain in the employ of the Company or its subsidiaries or affiliates; to encourage such employees to secure or increase on reasonable terms their stock ownership in the Company or to otherwise align their interests with the Company’s stockholders; to motivate such employees and directors, by means of growth-related incentive, to achieve long-range growth goals; and to provide incentive compensation opportunities which are competitive with those of other major corporations.

Available Shares

The Plan, as amended, increases the total number of shares of Common Stock available for issuance by 1,250,000. In addition, if any shares of Common Stock subject to options granted under the A. O. Smith Corporation Long-Term Executive Incentive Compensation Plan would again become available for new grants under the terms of such prior plan, if the prior plan were still in effect, then those shares will be available for the granting of awards under the Plan.

If any shares subject to awards granted under the Plan, or to which any award relates, are forfeited or if an award otherwise terminates, expires or is cancelled prior to the delivery of all the shares, then the shares subject to, reserved for or delivered in payment in respect of such award may again be used for new awards under this Plan. A maximum of 35% of shares of Common Stock reserved under the Plan may be issued as awards other than stock options or stock appreciation rights.

The shares of stock granted under the Plan may be shares of authorized but unissued Common Stock or issued shares of Common Stock that have been reacquired by the Company.

Administration

The Plan is administered by the Personnel and Compensation Committee of the Board of Directors, which must consist of not less than three members of the Board of Directors, each of whom is an outside, non-employee director (the “Committee”). The Committee has authority to determine the employees and directors who shall participate in the Plan (the “Participants”) and the types of awards granted; determine the terms and conditions of each award; and interpret and administer the provisions of the Plan. The full Board of Directors must approve all awards made to non-employee directors.

Eligibility

Key employees (including directors or executive officers) of the Company, its subsidiaries and affiliated entities in which the Company has an equity interest (“affiliated subsidiaries”) are eligible to become Participants. Before receiving an award, a Participant must enter into an agreement to remain in the service of the Company for a period of at least 12 months or until his or her earlier retirement from service at the pleasure of the Company. The agreement does not restrict the right of the Company to terminate the employment of a Participant at any time.

Awards Under the Plan

The Plan permits the grant of the following awards: (a) stock options, which may be either “incentive stock options” (“ISOs”) meeting the requirements of section 422 of the Internal Revenue Code (the “Code”) or “nonqualified stock options” that do not meet the requirements of section 422 of the Code; (b) restricted stock; (c) stock appreciation rights (“SARs”); (d) restricted stock units; (e) performance awards; and (f) other stock-based awards.

The Plan provides that, subject to adjustment, no Participant may be granted awards that could result in such Participant receiving in any single calendar year:

•	stock options for more than 400,000 shares of Common Stock;

•	awards of restricted stock relating to more than 200,000 shares;

•	SARs relating to more than 400,000 shares;

•	payments in respect of performance awards for more than $5,000,000; and

•	other stock-based awards in excess of 200,000 shares.

Terms of Awards

Stock Options.    The exercise price for each stock option at the time the option is granted shall be equal to at least 100% of the fair market value of the Common Stock on the date of the grant. Fair market value for purposes of the Plan means the average of the high and low sales price on the NYSE for the applicable date. The term of an option granted under the Plan must not be more than ten years. The purchase price of any option may be paid: (a) in cash or its equivalent; (b) with the consent of the Committee, by tendering previously acquired shares valued at their fair market value; (c) through a cashless exercise procedure established by the Committee; or (d) a combination of the above. Stock options shall be subject to all other terms and conditions as the Committee may determine consistent with the provisions of the Plan. ISOs may not be awarded after ten years from the Plan’s effective date, unless approved by the stockholders at or prior to such time. The Plan specifically prohibits the repricing, reissuance or backdating of any option without shareholder approval.

Restricted Stock.    Shares of restricted stock shall be subject to restrictions on transfer and such other restrictions on incidents of ownership as the Committee may determine, including, but not limited to, the lapse of restrictions upon the Participant’s achievement of one or more performance goals over a specified performance period determined pursuant to a performance formula, all as determined by the Committee. Restricted stock shall be subject to such terms and conditions as the Committee may determine consistent with the provisions of the Plan.

Restricted Stock Units.    An award of restricted stock units is the right to receive shares of Common Stock at such time and under such conditions as determined by the Committee, which include a time-based vesting period of not less than a period of three years or require attainment of performance goals within a performance period of at least one year.

Stock Appreciation Rights.    A SAR granted under the Plan will confer on the Participant the right to receive payment measured by the increase in the fair market value of a specified number of shares of Common Stock from the date of the grant of the SAR to the date on which the Participant exercises the SAR. SARs may be freestanding SARs or tandem SARs granted in conjunction with an option. SARs shall be subject to such terms and conditions as the Committee may determine consistent with the provisions of the Plan. The payment to which the Participant is entitled on the exercise of a SAR may be in cash, in Common Stock valued at fair market value on the date of exercise, or partly in cash and partly in Common Stock, as the Committee shall determine.

Performance Awards.    A performance award is an award denominated in cash or shares, the payment or delivery of which is based on the achievement of one or more performance goals over a performance period, as specified in the performance formula, all as determined by the Committee. A performance award can be either a single-year or multi-year award. A Participant may be awarded a multi-year or single-year performance award during the same calendar year. Performance awards shall be subject to such terms and conditions as the Committee may determine consistent with the provisions of the Plan. Performance awards may be paid in cash, in Common Stock valued at fair market value on the payout date or, at the sole discretion of the Committee, the day immediately preceding that date, or partly in cash and partly in Common Stock. Until such time as the full amount of any performance award has been actually paid or delivered to the Participant, his or her right to receive any amount shall be wholly contingent on the actions of the Participant in the operation or management of any business of the Company. Unless the Committee expressly determines that a performance award need not qualify for the performance-based exception of Section 162(m)(4)(c) of the Code, the Committee shall take all steps reasonably necessary to ensure that the performance awards will qualify for such exception.

Performance Goals.    For purposes of the grants of shares of restricted stock, restricted stock units or performance awards under the Plan, a performance goal is the level of performance established by the Committee as a goal with respect to the achievement of certain financial results of the Company, an operating unit or both for a specified performance period. Such financial results, as selected by the Committee, may include basic or diluted earnings per share, revenue, operating income, earnings before or after interest, taxes, depreciation and/or amortization, return on capital, return on capital as a percent of cost of capital, return on equity, return on assets, cash flow, working capital, stock price and total shareholder return, and/or, in the case of awards that the Committee determines will not be considered “performance-based compensation” under Code Section 162(m), such other goals as the Committee may establish in its discretion.

Other Share-Based Awards.    The Committee may make other types of awards of shares to Participants, including directors’ fees to non-employee directors or bonuses earned upon the attainment of performance goals.

Adjustments

The Plan provides for adjustments to the number of shares received under the Plan, the individual Participant limits, and the exercise or grant price of options and SARs to reflect future stock dividends (other than in lieu of an ordinary cash dividend), split-ups, recapitalizations, reorganizations, combinations of shares, mergers, consolidations and the like.

Transferability

Awards under the Plan are not transferable otherwise than by will or the laws of descent or distribution, except that a Participant may, to the extent allowed by the Committee and in the manner specified by the Committee, transfer any award or designate a beneficiary to receive payment of an award. The Committee shall have authority, in its discretion, to amend award agreements and to allow the transfer of any existing award in the manner specified by the Committee.

Amendments and Termination

The Board of Directors, without further approval of the stockholders, may from time to time amend, suspend or terminate, in whole or in part, any or all of the provisions of the Plan in such respects as the Board deems advisable. However, no amendment can become effective without prior approval of the stockholders if the Committee determines such approval is required by (1) the rules and/or regulations promulgated under Section 16 of the Securities Exchange Act of 1934, (2) the Code or any rules promulgated thereunder or (3) the listing requirements of the NYSE or any principal securities exchange or market on which the shares are then traded. Also, stockholders must approve Plan amendments to (a) increase the number of shares or maximum amount payable to a Participant as specified in certain sections of the Plan or (b) reduce the minimum option price or SAR grant which may be established under the Plan. Subject to the provisions of the Plan, the Committee may modify or amend any award or waive any restrictions or conditions applicable to any award so long as any amendment or modification does not increase the number of shares issuable under the Plan. The authority of the Committee to administer the Plan and modify or amend an award will extend beyond the date of the Plan’s termination. No amendment will, without the Participant’s consent, alter or impair any of the rights or obligations under any award previously granted to him or her under the Plan.

Federal Income Tax Consequences

The following summarizes certain federal income tax consequences relating to the Plan under current tax law.

Stock Options.    The grant of a stock option under the Plan will create no income tax consequences to the Company or the Participant. A Participant who is granted a nonqualified stock option will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of the Common Stock at such time over the exercise price. The Company will generally be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the Participant. Upon the Participant’s subsequent disposition of the shares received with respect to such stock option, the Participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis, which is the fair market value of the Common Stock on the exercise date. Under certain circumstances involving a change of control, the Company may not be entitled to a deduction with respect to stock options granted to certain executive officers.

In general, a Participant will recognize no income or gain as a result of exercise of an ISO (except that the alternative minimum tax may apply). Except as described below, the Participant will recognize a long-term capital gain or loss on the disposition of the Common Stock acquired pursuant to the exercise of an ISO, and the Company will not be allowed a deduction. If the Participant fails to hold the shares of Common Stock acquired pursuant to the exercise of an ISO for at least two years from the grant date of the ISO and one year from the exercise date, the Participant will recognize ordinary compensation income at the time of the disposition equal to the lesser of (a) the gain realized on the disposition, or (b) the excess of the fair market value of the shares of Common Stock on the exercise date over the exercise price. The Company will generally be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the Participant. Any additional gain realized by the Participant over the fair market value at the time of exercise will be treated as a capital gain.

Restricted Stock.    Generally, a Participant will not recognize income and the Company will not be entitled to a deduction at the time an award of restricted stock is made under the Plan, unless the Participant makes the election described below. A Participant who has not made such an election will recognize ordinary income at the time the restrictions on the stock lapse in an amount equal to the fair market value of the restricted stock at such time. The Company will generally be entitled to a corresponding deduction in the same amount and at the same time as the Participant recognizes income. Under certain circumstances involving a change of control, the Company may not be entitled to a deduction with respect to restricted stock granted to certain executive officers. Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will result in a capital gain or loss to the extent the amount realized from the sale differs from the tax basis, which is the fair market value of the Common Stock on the date the restrictions lapse. Dividends paid in cash and received by a Participant prior to the time the restrictions lapse will constitute ordinary income to the Participant in the year paid, and the Company will generally be entitled to a corresponding deduction for such dividends. Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described herein.

A Participant may, within 30 days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award (less the amount, if any, the Participant paid for such restricted stock). If the Participant makes such an election, the Company will generally be entitled to a corresponding deduction in the same amount and at the same time as the Participant recognizes income. If the Participant makes the election, any cash dividends the Participant receives with respect to the restricted stock will be treated as dividend income to the Participant in the year of payment and will not be deductible by the Company. Any otherwise taxable disposition of the restricted stock (other than by forfeiture) will result in a capital gain or loss. If the Participant who has made an election subsequently forfeits the restricted stock, the Participant will not be entitled to deduct any loss. In addition, the Company would then be required to include as ordinary income the amount of any deduction the Company originally claimed with respect to such shares.

Restricted Stock Units.    The grant of an award of restricted stock units will create no tax consequences for the Participant or the Company. Upon the vesting of the restricted stock units, the Participant will receive ordinary income equal to the fair market value of the shares received, and the Company will be entitled to a corresponding deduction.

Stock Appreciation Rights.    The grant of a SAR will create no income tax consequences for the Participant or the Company. Upon exercise of a SAR, the Participant will recognize ordinary income equal to the amount of any cash and the fair market value of any shares of Common Stock or other property received, except that if the Participant receives shares of restricted stock upon exercise of a SAR, then recognition of income may be deferred in accordance with the rules applicable to such other awards. The Company will be entitled to a deduction in the same amount and at the same time as income is recognized by the Participant.

Performance Awards.    The grant of a performance award will create no income tax consequences to the Company or the Participant. Upon the Participant’s receipt of cash and/or shares at the end of the applicable performance period, the Participant will receive ordinary income equal to the amount of cash and/or the fair market value of the shares received, and the Company will be entitled to a corresponding deduction in the same amount and at the same time. If performance awards are settled in whole or in part in shares, upon the Participant’s subsequent disposition of the shares, the Participant will recognize a capital gain or loss (long-term or short-term depending on how long the shares have been held) to the extent the amount realized upon disposition differs from the shares’ tax basis, which is the fair market value of the shares on the date the Participant received the shares.

Section 162(m) Limit on Compensation.    Code Section 162(m) limits the deduction the Company can take for compensation the Company pays to the Company’s CEO and its four other highest paid officers (determined as of the end of each year) to $1 million per year per individual. However, certain performance-based compensation that meets the requirements of Code Section 162(m) does not have to be included as part of the $1 million limit. The Plan is designed so that awards granted to the Participants may meet the Code Section 162(m) requirements for performance-based compensation.

The foregoing discussion is not a complete discussion of all the federal income tax aspects of the Plan. Some of the provisions contained in the Code have only been summarized, and additional qualifications and refinements are contained in regulations issued by the Internal Revenue Service.

Withholding

The Company will have the right to withhold from any cash payable or shares deliverable to a Participant, or require that a Participant make arrangements satisfactory to the Company for payment of, such amounts as the Company shall determine for the purpose of satisfying its statutory liability to withhold federal, state and local income taxes, including payroll taxes, incurred by reason of the grant, exercise, vesting or payment of any award. In the discretion of the Committee, a Participant may be permitted to satisfy the Company’s minimum statutory withholding requirements by tendering previously acquired shares or by electing to have the Company withhold shares otherwise issuable to the Participant, having a fair market value, on the date income is recognized, in the minimum amount required to be withheld. The election must be made in writing and must be made according to such rules and in such form as the Committee shall determine.

New Plan Benefits

The Company cannot currently determine the awards that may be granted under the Plan in the future to the executive officers, other officers, directors or other employees. The Committee will make such determinations from time to time.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The directors who served as members of the Personnel and Compensation Committee during fiscal year 2006 were Ronald D. Brown, William F. Buehler, William P. Greubel and Bruce M. Smith.

During 2006, the Company provided SICO consulting services; office space; directors’, officers’ and group insurance coverage and other miscellaneous services. The Company was reimbursed by SICO in the amount of $113,533 for the Company’s costs relating to such services. Director Bruce M. Smith’s brother, Roger S. Smith, and director Mark D. Smith’s brother, Arthur O. Smith, are both employed by the Company in non-executive capacities. Each are long-service employees whose employment precedes his brother’s election to the Board by more than ten years, each is subject to the same terms and conditions of employment as other salaried employees, and the compensation for each is below the threshold for a related party transaction under SEC Rules.

PROCEDURE FOR REVIEW OF RELATED PARTY TRANSACTIONS

Potential conflicts of interest, including related party transactions reportable under SEC Rules, must be approved in advance. The Company has a detailed code of conduct, the A. O. Smith Guiding Principles, which applies to all employees, officers and directors, and specifically addresses conflicts of interest. Further, the Corporate Governance Guidelines spell out the procedure for review of related party transactions reportable under SEC Rules, with approval by the Nominating and Governance Committee required if any such transaction involves a director or the CEO.

PERFORMANCE GRAPH

The graph below shows a five-year comparison of the cumulative shareholder return on the Company’s Common Stock with the cumulative total return of the S&P Smallcap 600 Index and the S&P 600 Electrical Equipment Index, all of which are published indices.

Comparison of Five-Year Cumulative Total Return

From December 31, 2001 to December 31, 2006

Assumes $100 invested with Reinvestment of Dividends

	Base Period	INDEXED RETURNS Years Ending
Company/Index	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05	12/31/06
A O SMITH CORP	100.00	141.39	186.96	163.11	195.40	212.45
S&P SMALLCAP 600 INDEX	100.00	85.37	118.49	145.32	156.48	180.14
S&P 600 ELECTRICAL EQUIPMENT	100.00	79.29	100.00	120.66	134.05	181.44

REPORT OF THE AUDIT COMMITTEE

The primary responsibility of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board, to oversee the activities of the Company’s internal audit function, to appoint the independent registered public accounting firm, and to report the results of the Committee’s activities to the Board. Management has the primary responsibility for the financial statements and reporting process, including the systems of internal control, and Ernst & Young LLP (the independent registered public accounting firm) is responsible for auditing and reporting on those financial statements and the Company’s internal control structure, as well as examining and reporting on management’s assertion about the effectiveness of the Company’s internal control over financial reporting. The Committee has reviewed and discussed with management and the independent registered public accounting firm the Company’s audited financial statements as of and for the year ended December 31, 2006.

During 2006, the Audit Committee met four times and held seven telephonic meetings. The Committee chair and other members of the Committee each quarter reviewed and commented on the earnings news release and interim financial statements contained in SEC Forms 10-Q, and met and discussed the Company’s draft Annual Report on SEC Form 10-K with the chief financial officer, controller, and independent registered public accounting firm prior to filing and public release.

The Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. Both the Director of Internal Audit and the independent registered public accounting firm have direct access to the Audit Committee at any time on any issue of their choosing, and the Committee has the same direct access to the Director of Internal Audit and the independent registered public accounting firm. The Committee has met with the internal auditors and the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

The Committee has received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and have discussed with the independent registered public accounting firm their independence. In addition, the Committee has considered the compatibility of non-audit services with the independent registered public accounting firm’s independence. The Audit Committee has adopted procedures for pre-approving all audit and non-audit services provided by the independent registered public accounting firm. These procedures include reviewing and approving a budget for audit and permitted non-audit services. Audit Committee approval is required to exceed the amount of the budget for a particular category of non-audit services. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee. The Audit Committee has concluded the provision of the non-audit services is compatible with maintaining the independent registered public accounting firm’s independence. During the fiscal year ended December 31, 2006, Ernst & Young LLP was employed principally to perform the annual audit and to render other services. Fees paid to Ernst & Young LLP for each of the last two fiscal years are listed in the following table:

	Year Ended December 31
	2006	2005
Audit Service Fees	$1,131,920	$1,122,900
Audit Related Fees	$172,162	95,325
Tax Fees	596,763	243,400
All Other Fees	None	None

Total Fees	$1,900,845	$1,461,625

Audit fees consist of fees for the annual audit of the Company’s financial statements and internal controls over financial reporting, reviews of financial statements included in the Company’s Form 10-Q filings, statutory audits for certain of the Company’s foreign locations and other services related to regulatory filings.

Audit related fees are principally fees for accounting consultations. Tax fees consist primarily of tax consulting services.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements, referred to above, be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, filed with the Securities and Exchange Commission. The Committee appointed Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2007, subject to shareholder ratification, and approved its estimated fees for audit, audit related, and tax services.

Gene C. Wulf, Chairperson

Mark D. Smith, Committee Member

Idelle K. Wolf, Committee Member

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors of the Company has appointed Ernst & Young LLP as the Company’s independent registered public accounting firm for 2007. Although not required to be submitted to a vote of the stockholders, the Board of Directors believes it appropriate to obtain stockholder ratification of the Audit Committee’s action in appointing Ernst & Young LLP as the Company’s independent registered public accounting firm. The Board of Directors has itself ratified the Audit Committee’s action. Should such appointment not be ratified by the stockholders, the Audit Committee of the Board of Directors will reconsider the matter.

REPORT OF THE NOMINATING AND GOVERNANCE COMMITTEE

The Nominating and Governance Committee met five times during the year. The Committee reviewed, amended, approved and ratified its Charter, which provides that the Committee is responsible for the nomination of directors, review of compensation to be paid to directors and the Company’s corporate governance practices. The Committee considered candidates for director and recommended to the Board William P. Greubel, who was elected by the Board of Directors in October, 2006. The Committee oversaw new director orientation and reviewed continuing education opportunities for the directors. The presiding director procedure was reviewed and affirmed by the Committee and the Board. The presiding director is responsible for presiding over the Non-Management Directors meetings, and this position annually rotates among the chairpersons of the Nominating and Governance, Audit, and Personnel and Compensation Committees of the Board. The chairperson of the Audit Committee was appointed to serve during the period April, 2006 to April, 2007. The Committee also monitored the corporate governance of the Company. It recommended to the Board of Directors updates to the Corporate Governance Guidelines, which the Board adopted. The Committee verified that all Committees’ Charters were in place and were reviewed by the Committees. It reviewed the code of business conduct and financial code of ethics, minimum qualifications for directors, the process and procedure for shareholder recommendation of director candidates and shareholder communications with the Board, which the Board previously adopted. The Committee reviewed the effectiveness of the dissemination and disclosure of these and other corporate governance documents, including Committees’ Charters, to employees and dissemination to shareholders via the Company’s website. The address of the website is www.aosmith.com. These documents are also available upon request from the Corporate Secretary. No waivers were sought or granted from the Company’s code of conduct. The Committee is not aware of any situation or circumstance that would require a waiver.

The Committee assumed the responsibility for reviewing director compensation, a responsibility formerly held by the Personnel and Compensation Committee. The Committee hired the firm of Towers Perrin to assist it with surveying director compensation trends and making comparisons and recommendations. The Committee recommended changes to the Board of Directors compensation, which were adopted at its July, 2006 meeting. These changes are separately reported in the proxy statement.

The Committee reviewed Board Committee member qualifications and made recommendations to the Board on member appointments to Committees. The Committee reviewed the Board’s Committee structure and operations and reported to the Board regarding them.

The Committee also conducted an evaluation of its performance and oversaw the evaluation process to ensure that the Board and each of the other Committees performed its own self-evaluation and reported on it to the Board of Directors.

Ronald D. Brown, Chairperson

William F. Buehler, Committee Member

William P. Greubel, Committee Member

OTHER BUSINESS

Management is not aware of any matters other than those stated above that may be presented for action at the meeting, but should any matter requiring a vote of the stockholders arise, it is intended that proxies solicited will be voted in respect thereof in accordance with the discretion of the person or persons voting the proxies.

BOARD INFORMATION AND STOCKHOLDER COMMUNICATIONS

The Company is committed to making its corporate governance information accessible to stockholders and other interested parties. Accordingly, on its website, www.aosmith.com, under the “Governance” heading, the Company has published the A. O. Smith Corporation Guiding Principles, Financial Code of Ethics, Corporate Governance Guidelines, Criteria for Selecting Board of Director Candidates, a list of the Board of Directors and Committee Assignments, and the Charters for the Audit, Investment Policy, Nominating and Governance, and Personnel and Compensation Committees. Further, SEC filings, including the Company’s Form 10-K and Section 16 filings, are available for review on this website under the heading “Investors.” Stockholders may also request that these documents be mailed by sending their request to the address provided below.

The Company encourages communication with directors. Any interested party may communicate with a particular director, all directors or the presiding director by mail or courier addressed to him/her or the entire Board in care of the Corporate Secretary at the following address:

c/o W. David Romoser, Corporate Secretary

A. O. Smith Corporation

11270 West Park Place

P.O. Box 245009

Milwaukee, WI 53224-9509

The Corporate Secretary will forward this communication unopened to the addressed director.

DATE FOR STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at the 2008 annual meeting of stockholders, including recommendations of candidates to be elected to the Board, must be received by the Company no later than November 6, 2007, to be considered for inclusion in the Company’s proxy materials for the 2008 meeting. If a stockholder who otherwise desires to bring a proposal before the 2008 meeting does not notify the Company of its intent to do so on or before January 21, 2008, then the proposal will be untimely, and the proxies will be able to vote on the proposal in their discretion.

March 7, 2007

EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE, OR VOTE YOUR SHARES VIA THE TELEPHONE OR INTERNET. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

EXHIBIT A

A. O. SMITH

COMBINED INCENTIVE COMPENSATION PLAN

1.	Purpose

The purpose of the A. O. Smith Combined Incentive Compensation Plan (“Plan”) (formerly known as the A. O. Smith Combined Executive Incentive Compensation Plan) is to provide additional compensation as an incentive to induce key Employees to remain in the employ of A. O. Smith Corporation (“Company”) or Subsidiaries or Affiliates of the Company, to induce Non-Employee Directors to serve on the Board of Directors of the Company, and to encourage such Employees and Directors to secure or increase on reasonable terms their stock ownership in the Company or to otherwise align their interests with the Company’s stockholders. The Board of Directors of the Company believes the Plan will (1) attract and retain personnel and Non-Employee Directors possessing outstanding ability; (2) motivate personnel, by means of growth-related incentive, to achieve long-range growth goals; (3) provide incentive compensation opportunities which are competitive with those of other major corporations; and (4) further align the interest of Participants with those of the Company’s stockholders through opportunities for increased stock ownership.

2.	Effective Date and Term of the Plan

The Plan was originally effective on January 1, 2002. The Plan, as amended and restated herein, is effective January 1, 2007, subject to approval by the stockholders of the Company. The Board, without further approval of the stockholders, may terminate the Plan at any time but no termination shall, without the Participant’s consent, alter or impair any of the rights under any Award theretofore granted to him or her under the Plan. Notwithstanding the foregoing, no Incentive Stock Options shall be granted hereunder more than ten (10) years from the effective date of the amended and restated Plan without further approval by the stockholders of the Company.

3.	Definitions

(a) Affiliate: Means any corporation, limited liability company, partnership or other entity in which the Company has 50 percent or less ownership.

(b) Award: Means an Award granted by the Committee under the Plan.

(c) Board: Means the Board of Directors of the Company.

(d) Code: Means the Internal Revenue Code of 1986, as amended from time to time. Any reference to a particular provision of the Code shall include any successor provision thereto.

(e) Committee: Means the Personnel and Compensation Committee of the Board of Directors of the Company.

(f) Common Stock or Shares: Means the Common Stock, par value $1 per share, of the Company.

(g) Disability: Shall have the meaning set forth in the A. O. Smith Long-Term Disability Plan, or any successor plan thereto.

(h) Employee: Means any full-time managerial, administrative or professional employee (including any officer or director who is such an employee) of the Company, or any of its Subsidiaries or Affiliates.

(i) Exchange Act: Means the Securities Exchange Act of 1934, and any successor statute, as it may be amended from time to time. Any reference to a particular provision of the Exchange Act shall include any successor provision thereto.

(j) Exercise Period: Means the period of time, as established by the Committee in awarding an option grant, during which a Participant may exercise an Option or SAR.

(k) Fair Market Value: Means on a particular date, the average of the high and low sales price per Share on such date on the New York Stock Exchange (“NYSE”), as reported in The Wall Street Journal, or if no sales of Common Stock occur on the date in question, on the last preceding date on which there were sales on such market. If the Shares are not listed on the NYSE, but are traded on another national securities exchange or in an over-the-counter market, the average of high and low sales price (or, if there are no sales reported, the average of the closing bid and asked prices) for the Shares on the particular date, or on the last preceding date on which there was a sale of Shares on that exchange or market, will be used. If the Shares are neither listed on a national securities exchange nor traded in an over-the-counter market, the price determined by the Committee will be used.

(l) Incentive Stock Option: Means an Option that meets the requirements of Code Section 422.

(m) Non-Employee Director: Means a member of the Board who is not an Employee of the Company, a Subsidiary or an Affiliate.

(n) Nonqualified Stock Option: Means an Option that does not meet the requirements of Code Section 422.

(o) Operating Unit: Means any Subsidiary or any Affiliate, or any operating division of the Company, any Subsidiary or any Affiliate, which is designated by the Committee to constitute an Operating Unit.

(p) Option: Means an Option granted pursuant to Section 6(a).

(q) Participant: Means an Employee or a Non-Employee Director who is selected by the Committee to participate in the Plan.

(r) Performance Award: Means a Performance-based Award granted pursuant to Section 6(e).

(s) Performance Formula: Means, for a Performance Period, one (1) or more objective, formula, or standard established by the Committee for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained. Performance Formulas may vary from Performance Period to Performance Period and from Participant to Participant.

(t) Performance Goal: Means the level of performance established by the Committee as the Performance Goal with respect to a Performance Measure. Performance Goals may vary from Performance Period to Performance Period and from Participant to Participant.

(u) Performance Measure: Means one (1) or more of the following selected by the Committee to measure the performance of the Company, an Operating Unit or both for a Performance Period: basic or diluted earnings per share; revenue; operating income; earnings before or after interest, taxes, depreciation and/or amortization; return on invested capital; return on invested capital as a percent of cost of capital; return on equity; return on assets; return on performance assets; cash flow; working capital; stock price and total stockholder return; and/or, in the case of Awards that the Committee determines will not be considered “performance-based compensation” under Code Section 162(m), such other goals as the Committee may establish. Each such measure shall be determined in accordance with generally accepted accounting principles as consistently applied by the Company and, if so determined by the Committee at the time the Award is granted and to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant.

(v) Performance Period: Means, subject to the limitations described in the Plan, a period of time as established by the Committee over which the attainment of a Performance Goal or Goals will be measured with respect to an Award.

(w) Plan Year: Means the calendar year.

(x) Restricted Stock: Means the Restricted Stock awarded under Section 6(b).

(y) Restricted Stock Unit: Means a Unit awarded under Section 6(d).

(z) Retirement: Means, for Employee Participants, eligibility for normal, special early, or early retirement benefits under the A. O. Smith Retirement Plan for Salaried Employees, and for Non-Employee Director Participants, resignation from or failure to be re-elected to the Board on or after attainment of age 70.

(aa) SAR or Stock Appreciation Right: Means a Stock Appreciation Right granted pursuant to Section 6(c).

(bb) Subsidiary: Means any corporation, limited liability company, partnership or other entity in which the Company has more than 50 percent of the ownership.

4.	Administration

(a) The Plan shall be administered by the Committee. Except in the case of Awards to Non-Employee Directors as provided below, the Committee shall have the exclusive responsibility and discretionary authority for the administration and operation of the Plan and shall have the power to take any action necessary to carry out such responsibilities. The Committee’s discretionary authority shall include, but not be limited to, the following:

i. to determine those eligible individuals who shall be Participants and the types of Awards granted;

ii. to determine the terms and conditions of each Award; and

iii. to interpret and administer the Plan and to take any other action in furtherance of the objectives of the Plan that is not inconsistent with the express provisions of the Plan.

Any Award to a Non-Employee Director shall be subject to the approval of the full Board.

All determinations of the Committee shall be within its discretion, and shall be final and binding on any individual with an interest in an Award.

(b) The Committee shall be appointed from time to time by the Board which may from time to time appoint members of the Committee in substitution for members previously appointed and may fill vacancies, however caused, in the Committee. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee is expressly authorized to hold Committee meetings by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.

5.	Eligibility

Employees who, in the opinion of the Committee, are key employees and have demonstrated a capacity for contributing in a substantial measure to the successful performance of the Company shall be eligible to become a Participant and receive an Award. All Non-Employee Directors shall be eligible to become a Participant and receive an Award. The Committee shall from time to time choose from such eligible Employees those to whom an Award shall be granted, and the Board shall from time to time choose whether to grant Awards to Non-Employee Directors. The Committee’s designation of a Participant in any year will not require the Committee to designate such person to receive an Award in any other year.

6.	Awards

The Committee may grant any one (1) or more of the following types of Awards to Participants:

(a) Options. An Option is an option to purchase a specified number of Shares exercisable at such time or times and subject to such terms and conditions as the Committee may determine consistent with the provisions of the Plan, including, but not limited to, the following:

i. The maximum number of Shares with respect to which Options may be granted during any Plan Year to any single Participant shall be 400,000.

ii. Options granted under the Plan shall be Incentive Stock Options, Nonqualified Stock Options, or some combination thereof; provided that Incentive Stock Options may only be granted to Employees of the Company or a corporate Subsidiary.

iii. A Participant shall not be granted an Option unless he or she enters into an agreement with the Company that he or she will remain in the service of the Company, a Subsidiary or an Affiliate for a period of at least twelve (12) months (commencing on the first day of the month in which the Option is granted) or until his or her earlier Retirement, at the pleasure of the Company. The agreement shall provide that it does not confer upon the Participant any right to continue in the employ or service of the Company or of any such Subsidiary or Affiliate; neither shall it, except for said period of at least twelve (12) months, restrict the right of the individual to terminate employment or service at any time.

iv. The exercise price shall be equal to at least 100 percent of the Fair Market Value of the Common Stock on the date of the grant. For this purpose, the date of grant may not be any date prior to the date the Committee takes action to authorize the Award.

v. The Exercise Period of the Option must not be more than ten (10) years from the date of grant.

vi. Unless the Committee determines otherwise as set forth in the Award agreement, each Option granted to an Employee shall be subject to the following conditions:

(a) If a Participant ceases to be a full-time Employee of the Company, a Subsidiary or an Affiliate for any reason other than Disability, Retirement, death or involuntary termination of employment due to the sale of an Operating Unit, then, subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to determine the extent, if any, and the conditions under which an Option may be exercised.

(b) If a Participant ceases to be an Employee of the Company, a Subsidiary or an Affiliate by reason of Disability or Retirement, then the Option shall terminate at the earlier of five (5) years from the date of cessation of employment or the expiration of the Exercise Period; and

(c) If a Participant ceases to be an Employee of the Company, a Subsidiary or an Affiliate by reason of death or involuntary termination of employment due to the sale of an Operating Unit, or if the Subsidiary or Affiliate which employs the Participant ceases to be a Subsidiary or Affiliate of the Company, then the Option shall terminate at the earlier of one (1) year from the date of death, date of involuntary termination of employment due to the sale of an Operating Unit, date the Subsidiary or Affiliate ceases to be a Subsidiary or Affiliate, or the expiration of the Exercise Period.

With respect to Options granted to Non-Employee Directors, the Board shall determine the terms and conditions of exercise thereof.

vii. The purchase price of any Option may be paid (a) in cash or its equivalent; (b) with the consent of the Committee, by tendering (including by attestation) previously acquired Shares valued at their Fair Market Value; (c) with the consent of the Committee, through a cashless exercise procedure established by the Committee; or (d) with the consent of the Committee, by any combination of the foregoing. Any election under (b) above shall be made in writing and shall be made according to such rules and in such form as the Committee shall determine.

(b) Restricted Stock. Restricted Stock is Common Stock that is issued to a Participant subject to restrictions on transfer and such other restrictions on incidents of ownership as the Committee may determine, which may include, but is not limited to, the lapse of restrictions upon achievement of one (1) or more Performance Goals over a specified Performance Period, as determined pursuant to a Performance Formula. Subject to the specified restrictions, the Participant as owner of those shares of Restricted Stock shall have the rights of the holder thereof, except that the Committee may provide at the time of the Award that any dividends or other distributions paid with respect to that stock while subject to those restrictions shall be accumulated, with or without interest, or reinvested in Common Stock and held subject to the same restrictions as the Restricted Stock and such other terms and conditions as the Committee shall determine. Shares of Restricted Stock shall be registered in the name of the Participant and, at the Company’s sole discretion, shall be held in book entry form subject to the Company’s instructions or shall be evidenced by a certificate, which shall bear an appropriate restrictive legend, shall be subject to appropriate stop-transfer orders and shall be held in custody by the Company until the restrictions on those shares of Restricted Stock lapse. Restricted Stock shall be subject to such terms and conditions as the Committee may determine consistent with the provisions of the Plan, including, but not limited to, the following:

i. The maximum number of Shares of Restricted Stock (when added to the number of Restricted Stock Units) which may be granted during any Plan Year to any single Participant shall be 200,000.

ii. Restricted Stock granted pursuant to the achievement of one (1) or more Performance Goals as determined by a Performance Formula shall be subject to a minimum one (1)-year vesting period from the date of the grant. The minimum vesting period for time-based Restricted Stock shall be three (3) years following the date of the grant. Notwithstanding the foregoing, the Committee may, in its discretion, provide that the restrictions imposed on Restricted Stock shall lapse upon the Participant’s death, Disability or Retirement.

(c) Stock Appreciation Rights (SARs). A SAR is the right to receive a payment measured by the increase in the Fair Market Value of a specified number of Shares from the date of grant of the SAR to the date on which the Participant exercises the SAR. SARs may be (i) freestanding SARs or (ii) tandem SARs granted in conjunction with an Option, either at the time of grant of the Option or at a later date, and exercisable at the Participant’s election instead of all or any part of the related Option. SARs shall be subject to such terms and conditions as the Committee may determine consistent with the provisions of the Plan, including, but not limited to, the following:

i. The maximum number of Shares with respect to which a SAR may be granted to any one (1) Participant during any Plan Year shall be 400,000.

ii. The payment to which the Participant is entitled on exercise of a SAR may be made in cash, in Common Stock valued at Fair Market Value on the date of exercise, or partly in cash and partly in Common Stock, as the Committee may determine.

iii. A Participant shall not be granted a SAR unless he or she enters into an agreement with the Company that he or she will remain in the service of the Company, a Subsidiary or an Affiliate for a period of at least twelve (12) months (commencing on the first day of the month in which the SAR is granted) or until his or her earlier Retirement, at the pleasure of the Company. The agreement shall provide that it does not confer upon the Participant any right to continue in the employ or service of the Company or of any such Subsidiary or Affiliate; neither shall it, except for said period of at least twelve (12) months, restrict the right of the Participant to terminate employment or service at any time.

iv. The grant price shall be equal to at least 100 percent of the Fair Market Value of the Common Stock on the date of the grant. For this purpose, the date of grant may not be any date prior to the date the Committee takes action to authorize the Award.

v. The Exercise Period of a SAR must not be more than ten (10) years from the date of grant.

(d) Restricted Stock Units. A Restricted Stock Unit is the right to receive a payment equal to the Fair Market Value of a Share, which payment will occur at such time or times and subject to such conditions as the Committee may determine, which may include, but is not limited to, the payment in whole or part upon achievement of one (1) or more Performance Goals over a specified Performance Period, as determined pursuant to a Performance Formula. A Restricted Stock Unit may also entitle the Participant, if so determined by the Committee, to a payment equal to the dividends or other distributions paid on a Share while the Restricted Stock Unit is outstanding, with or without interest, or deemed reinvested in Common Stock and held subject to the same conditions on payment as the Restricted Stock Units and such other terms and conditions as the Committee shall determine. Restricted Stock Units shall be subject to such other terms and conditions as the Committee may determine consistent with the provisions of the Plan, including, but not limited to, the following:

i. The maximum number of Shares with respect to which Restricted Stock Units (when added to Shares of Restricted Stock) may be granted during any Plan Year to any single Participant shall be 200,000.

ii. Restricted Stock Units may be paid in cash, in Common Stock (valued at Fair Market Value on the payout date or at the sole discretion of the Committee, the day immediately preceding that date), or partly in cash and partly in Common Stock, as the Committee may determine.

iii. Restricted Stock Units granted pursuant to the achievement of one (1) or more Performance Goals as determined by a Performance Formula shall be subject to a minimum one (1)-year vesting period from the date of the grant. The minimum vesting period for time-based Restricted Stock Units shall be three (3) years following the date of the grant. Notwithstanding the foregoing, the Committee may, in its discretion, provide that the Restricted Stock Units shall nonetheless vest upon the Participant’s death, Disability, Retirement, or involuntary termination due to the sale of an Operating Unit.

(e) Performance Award. A “Performance Award” is an Award denominated in cash or Shares, the payment or delivery of which is based on the achievement of one (1) or more Performance Goals over a Performance Period, as specified in a Performance Formula. A Performance Award can be either a single-year or multi-year award. A Participant may be awarded a multi-year and a single-year Performance Award during the same Plan Year. Performance Awards shall be subject to such terms and conditions as the Committee may determine consistent with the provisions of the Plan, including, but not limited to, the following:

i. The maximum amount of compensation (including the Fair Market Value of any Common Stock) that may be paid or delivered to any one (1) Participant with respect to Performance Award(s) that become originally payable during any Plan Year shall be $5 million. This maximum limitation shall not include earnings credited on amounts deferred under Section 15(a)(i).

ii. A Participant shall not be granted a Performance Award unless he or she enters into an agreement with the Company that he or she will remain in the service of the Company, a Subsidiary or an Affiliate for a period of at least twelve (12) months (commencing on the first day of the month in which the Performance Award is granted) or until his or her earlier Retirement, at the pleasure of the Company. The agreement shall provide that it does not confer upon the Participant any right to continue in the employ or service of the Company or of any such Subsidiary or Affiliate; neither shall it, except for said period of at least twelve (12) months, restrict the right of the Participant to terminate employment or service at any time.

iii. Performance Awards may be paid in cash, in Common Stock (valued at Fair Market Value on the payout date or at the sole discretion of the Committee, the day immediately preceding that date), or partly in cash and partly in Common Stock, as the Committee may determine.

iv. Until such time as the full amount of any Performance Award has been actually paid or delivered to the Participant, his or her right to receive any amount shall be wholly contingent on, and shall be forfeited if, prior to payment thereof, the Participant at any time prior or subsequent to his or her Retirement, resignation or termination of employment or service with the Company, its Subsidiaries or Affiliates shall do any act, or engage directly or indirectly (whether as owner, partner, officer, employee or otherwise) in the operation or management of any business which in the judgment of the Committee shall be detrimental to or in competition with the Company, any of its Subsidiaries or Affiliates.

v. Unless the Committee expressly determines that a Performance Award need not qualify for the performance-based exception of Section 162(m)(4)(C) of the Code, the Committee shall take all steps reasonably necessary to ensure that Awards made pursuant to this Section 6(e) will qualify for such exception.

(f) Other Stock-Based Awards. Subject to the terms of this Plan, the Committee (subject to the approval of the Board in the case of Non-Employee Directors) may grant to Participants other types of Awards, which may be denominated, payable or valued in Shares. Without limitation, such Award may include the issuance of Shares of unrestricted Stock or Stock Units, which may be awarded as a bonus, as director fees, or upon the attainment of Performance Goals. The Committee shall determine all terms and conditions of the Award, including, but not limited to, the time or times at which such Awards shall be made, and the number of Shares to be granted pursuant to such Awards or to which such Award shall relate; provided that any Award that provides for purchase rights shall be priced at 100 percent of Fair Market Value on the date of the Award. The maximum number of Shares issued to, or subject to an award granted to, a Participant under this Section in any Plan Year shall be limited to 200,000.

7.	Transferability

Awards under the Plan are not transferable otherwise than by will or the laws of descent or distribution, except that a Participant may, to the extent allowed by the Committee and in the manner specified by the Committee, transfer any Award or designate a beneficiary to receive payment of an Award. The Committee shall have authority, at its discretion, to amend Award agreements and to allow the transfer of any existing Award in the manner specified by the Committee; provided that any such transfer shall be made without value or consideration to the Participant.

8.	Award Agreements

Each Award under the Plan shall be evidenced by an Award agreement. Each Award agreement shall set forth the terms and conditions applicable to the Award as determined by the Committee, which may include, but is not limited to, provisions for (a) the time at which the Award becomes exercisable or otherwise vests or becomes payable; (b) the treatment of the Award in the event of the termination of a Participant’s status as an Employee or a Non-Employee Director; and (c) any special provisions applicable in the event of an occurrence of a change in control of the Company.

9.	Withholding

The Company shall have the right to withhold from any cash payable or Shares deliverable to a Participant, or require that a Participant make arrangements satisfactory to the Company for payment of, such amounts as the Company shall determine for the purpose of satisfying its statutory liability to withhold federal, state and local income taxes, including payroll taxes, incurred by reason of the grant, exercise, vesting or payment of any Award. In the discretion of the Committee, a Participant may be permitted to satisfy the Company’s minimum statutory withholding requirements by tendering previously acquired Shares or by electing to have the Company withhold Shares otherwise issuable to the Participant, having a Fair Market Value, on the date income is recognized, to the minimum amount required to be withheld. The election shall be made in writing and shall be made according to such rules and in such form as the Committee shall determine.

10.	Adjustment of Number of Shares

If a dividend shall be declared upon the Common Stock payable in Shares (other than a stock dividend declared in lieu of an ordinary cash dividend), then the number of Shares then subject to any Award, the maximum number of Shares set forth in Sections 6(a)(i), 6(b)(i), 6(c)(i), and 6(d)(i) and the number of Shares reserved for issuance pursuant to the Plan, shall be adjusted by adding to each Share the number of Shares which would be distributable thereon if such Share had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend. If the outstanding Shares shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, then for each Share reserved for issuance pursuant to the Plan, the maximum number of Shares set forth in Sections 6(a)(i), 6(b)(i), 6(c)(i) and 6(d)(i), and the number of Shares then subject to any such Award, there shall be substituted the number and kind of shares of stock or other securities into which each outstanding Share shall be so changed or exchanged. If there shall be any change, other than as specified above in this paragraph, in the number or kind of outstanding Shares or of any stock or other security into which such Common Stock shall have been changed or for which it shall have been exchanged, then the Board may in its sole discretion determine that such change equitably requires an adjustment in the number or kind of Shares theretofore reserved for issuance pursuant to the Plan, the maximum number of Shares set forth in Sections 6(a)(i), 6(b)(i), 6(c)(i), 6(d)(i) and/or of the Shares then subject to an Award, and such adjustment shall be made by the Board and shall be effective and binding for all purposes. The option price or SAR price in each Award agreement for each Share or other securities substituted or adjusted as provided for in this paragraph shall be determined by dividing the option or SAR price in such agreement for each Share prior to such substitution or adjustment by the number of Shares or the fraction of a Share substituted for such Share or to which such Share shall have been adjusted. No adjustment or substitution provided for in this paragraph shall require the Company to sell or issue a fractional Share under any Award, and the total substitution or adjustment with respect to each Award agreement shall be limited accordingly.

11.	Shares Available

(a) Subject to adjustment pursuant to Section 10, the following number of Shares shall be reserved for purposes of Awards under the Plan:

i. The remaining number of Shares not yet subject to Awards from the 1,500,000 Shares authorized by Shareholders for Awards under the Plan effective January 1, 2002; plus

ii. 1,250,000 additional Shares approved by Shareholders for Awards under this amended Plan dated January 1, 2007.

The Shares to be delivered under the Plan may consist, in whole or part, of Treasury Stock or authorized but unissued Common Stock, not reserved for any other purpose.

(b) The maximum number of Shares which may be issued pursuant to the exercise of Incentive Stock Options may not exceed 50 percent of the Shares reserved under (a) above.

(c) The maximum number of Shares with respect to which Awards may be granted to any one (1) Participant under the Plan is 35 percent of the aggregate number of Shares reserved under (a) above. A maximum of 35 percent of Shares reserved under (a) above may be issued as Awards other than Options or Stock Appreciation Rights.

(d) If an Award lapses, expires, terminates or is cancelled without the issuance of Shares or the payment of cash under the Award, or if Shares are forfeited under an Award, then the Shares subject to or reserved for issuance under such Award or such forfeited Shares may again be used for new Awards under this Plan in accordance with the first sentence of subsection (a). If Shares are issued under any Award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares, or if previously owned Shares are delivered to the Company in payment of the exercise price of an Option or in payment of withholding taxes related to the Option, then the Shares so purchased or delivered may not again be used for new Awards under this Plan. With respect to SARs, when a stock-settled SAR is exercised, the number of SARs being exercised shall be counted against the Shares available for issuance as one (1) Share for every Share subject thereto, regardless of the number of Shares issued upon the exercise of the SAR.

(e) In addition to the Shares reserved for Awards under subsection (a), if any Shares subject to Options granted under the A. O. Smith Corporation Long-Term Executive Incentive Compensation Plan, effective as of January 1, 1999, would again become available for new grants under the terms of such prior plan if the prior plan were still in effect, then those Shares will be available for the granting of Awards under this Plan, thereby increasing the number of Shares available for issuance as specified in the first sentence of subsection (a).

12.	Expenses

The expenses of administering the Plan shall be borne by the Company.

13.	Non-Exclusivity

Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, and such arrangements may be either generally applicable or applicable only in specific cases.

14.	Amendment and Termination

(a) The Board, without further approval of the stockholders, may from time to time amend, suspend or terminate, in whole or in part, any or all of the provisions of the Plan in such respects as the Board may deem advisable; provided, however, that no amendment shall become effective without prior approval of the stockholders if the Board determines such approval is required by: (i) the rules and/or regulations promulgated under Section 16 of the Exchange Act (for this Plan to remain qualified under Rule 16b-3), (ii) the Code or any rules promulgated thereunder (such as to allow for Incentive Stock Options to be granted under this Plan or to enable the Company to comply with the provisions of Section 162(m) of the Code so that the Company can deduct compensation in excess of the limitation set forth in that section), or (iii) the listing requirements of the New York Stock Exchange or any principal securities exchange or market on which the Shares are then traded (to maintain the listing or quotation of the Shares on that exchange); and stockholders must approve any of the following Plan amendments: (A) an amendment to increase any number of Shares specified in Sections 6(a)(i), 6(b)(i), 6(c)(i), 6(d)(i), 11(a) and 11(b) (except as permitted by Section 10) or the maximum amount payable under Section 6(e)(i); or (B) an amendment to Section 14(b).

(b) Notwithstanding anything in the Plan to the contrary, neither the Plan nor any Award agreement governing Options or SARs may be amended to reduce the exercise price or the grant price, as applicable, nor may any Option or SAR be cancelled and replaced with an Award having a lower exercise price or grant price, as applicable, without approval of the stockholders of the Company.

(c) Subject to the provisions of the Plan, the Committee may modify or amend any Award or waive any restrictions or conditions applicable to any Award or the exercise, vesting or payment of the Award, and the terms and conditions applicable to any Awards may at any time be amended, modified or canceled by mutual agreement between the Committee and the Participant or any other persons as may then have an interest in the Award, so long as any amendment or modification does not increase the number of Shares issuable under this Plan (except as permitted by Section 10) and is not inconsistent with the terms of the Plan.

(d) Notwithstanding the foregoing, the authority of the Committee to administer this Plan and modify or amend an Award may extend beyond the date of this Plan’s termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.

(e) No amendment to the Plan or any Award shall, without the Participant’s consent, alter or impair any of the rights or obligations under any Award theretofore granted to him or her under the Plan; provided that Participant (or other interested party) consent is not required for an amendment to the Plan or any Award pursuant to the provisions of Section 10, to the extent deemed necessary to comply with any applicable law, the listing requirements of any principal securities exchange or market on which the Shares are then traded, or to preserve favorable accounting treatment of any Award for the Company.

15.	Miscellaneous

(a) The grant of any Award under this Plan may also be subject to other provisions (whether or not applicable to the Award awarded to any other Participant) as the Committee determines appropriate, including, without limitation, provisions for:

i. one (1) or more means to enable Participants to defer the delivery of Shares or recognition of taxable income relating to Awards or cash payments derived from the Awards on such terms and conditions as the Committee determines, including, by way of example, the form and manner of the deferral election, the treatment of dividends paid on the Shares during the deferral period or a means for providing a return to a Participant on amounts deferred, and the permitted distribution dates or events (provided that no such deferral means may result in an increase in the number of Shares issuable under this Plan);

ii. restrictions on resale or other disposition of Shares acquired under an Award; and

iii. compliance with federal or state securities laws and stock exchange requirements.

(b) No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Committee may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated.

(c) Neither the establishment of this Plan nor the selection of any individual as a Participant shall give any Participant any right to be retained in the employ or service of the Company, its Subsidiaries or Affiliates; and no Participant, and no person claiming under or through a Participant, shall have any right or interest in the Plan or any Award hereunder unless and until the terms, conditions and provisions of the Plan affecting such Participant, and those of any contract between such Participant and the Company (or Subsidiaries or Affiliates) under the Plan, shall have been complied with as specified therein.

(d) No moneys or other property of the Company (or Subsidiaries or Affiliates) under this Plan, whether inchoate, accrued or determined or determinable in amount, shall be subject to any claim of any creditor of any Participant, nor shall any Participant or beneficiary have any right or power to alienate, anticipate, commute, pledge, encumber or assign any incentive compensation fund or incentive compensation allocation provided for hereunder.

(e) This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant or any other person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company’s general unsecured creditors.

(f) The granting of Awards under this Plan and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any Award agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity.

(g) This Plan, and all agreements under this Plan, should be construed in accordance with and governed by the laws of the State of Wisconsin, without reference to any conflict of law principles, except for corporate law matters which are governed by the laws of the State of Delaware. Any legal action or proceeding with respect to this Plan, any Award or any Award agreement, or for recognition and enforcement of any judgment in respect of this Plan, any Award or any Award agreement, may only be brought and determined in a court sitting in the County of Milwaukee, or the Federal District Court for the Eastern District of Wisconsin sitting in the County of Milwaukee, in the State of Wisconsin.

(h) If any provision of this Plan or any Award agreement or any Award (i) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (ii) would disqualify this Plan, any Award agreement or any Award under any law the Committee deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan, Award agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such Award agreement and such Award will remain in full force and effect.

COMPANY #

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY TELEPHONE — TOLL FREE — 1-800-560-1965 — QUICK *** EASY *** IMMEDIATE

•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CDST) on April 6, 2007.

•	Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/aos/ — QUICK *** EASY *** IMMEDIATE

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CDST) on April 6, 2007.

•

Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to A. O. SMITH CORPORATION, c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Telephone or Internet, please do not mail your Proxy Card.

ò Please detach here. ò

A. O. SMITH CORPORATION 2007 ANNUAL MEETING

PROXY - COMMON STOCK

This proxy when properly executed will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR proposals 1, 2 and 3.

1. Election of directors:	01 William P. Greubel 02 Robert J. O’Toole	03 Idelle K. Wolf	☐ Vote FOR all nominees (except as marked)		☐ Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2. Proposal to approve the adoption of the A.O. Smith Combined Incentive Compensation Plan and reservation of 1,250,000 shares of Common Stock under the Plan:			☐ FOR	☐ AGAINST	☐ ABSTAIN

Directors recommend a vote FOR.

3. Proposal to approve the ratification of Ernst & Young LLP as the independent registered public accounting firm of the corporation:			☐ FOR	☐ AGAINST	☐ ABSTAIN

Directors recommend a vote FOR.			Date

Address change? Mark Box ☐ ☐ I plan to attend meeting. Indicate changes below:
Signature(s) in Box
Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS

Monday, April 9, 2007

1:00 p.m. Central Daylight Saving Time

A. O. Smith Corporation

500 Tennessee Waltz Parkway

Ashland City, TN 37015

A. O. SMITH CORPORATION

PROXY - COMMON STOCK

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints PAUL W. JONES, TERRY M. MURPHY and W. DAVID ROMOSER, or any one of them, with full power of substitution, as proxy or proxies of the undersigned to attend the annual meeting of stockholders of A. O. Smith Corporation to be held on April 9, 2007, at 1:00 p.m. Central Daylight Saving Time, at 500 Tennessee Waltz Parkway, Ashland City, Tennessee, or at any adjournment thereof, and there to vote all shares of Common Stock which the undersigned would be entitled to vote if personally present as specified upon the following matters and in their discretion upon such other matters as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned.

If no direction is made, this proxy will be voted FOR proposals 1, 2 and 3.

PLEASE VOTE BY TELEPHONE OR THE INTERNET OR MARK, SIGN, DATE

AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

See reverse for voting instructions.

COMPANY #

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY TELEPHONE — TOLL FREE — 1-800-560-1965 — QUICK *** EASY *** IMMEDIATE

•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CDST) on April 6, 2007.

•	Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/aos/ — QUICK *** EASY *** IMMEDIATE

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CDST) on April 6, 2007.

•

Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to A. O. SMITH CORPORATION, c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Telephone or Internet, please do not mail your Proxy Card.

ò Please detach here. ò

A. O. SMITH CORPORATION 2007 ANNUAL MEETING

PROXY - CLASS A COMMON STOCK

This proxy when properly executed will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR proposals 1, 2 and 3.

1. Election of directors:	01 Ronald D. Brown 02 William F. Buehler 03 Paul W. Jones	04 Bruce M. Smith 05 Mark D. Smith 06 Gene C. Wulf	☐ Vote FOR all nominees (except as marked)		☐ Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2. Proposal to approve the adoption of the A. O. Smith Combined Incentive Compensation Plan and reservation of 1,250,000 shares of Common Stock under the Plan:			☐ FOR	☐ AGAINST	☐ ABSTAIN

Directors recommend a vote FOR.

3. Proposal to approve the ratification of Ernst & Young LLP as the independent registered public accounting firm of the corporation:			☐ FOR	☐ AGAINST	☐ ABSTAIN

Directors recommend a vote FOR.			Date

Address change? Mark Box ☐ ☐ I plan to attend meeting. Indicate changes below:
Signature(s) in Box
Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS

Monday, April 9, 2007

1:00 p.m. Central Daylight Saving Time

A. O. Smith Corporation

500 Tennessee Waltz Parkway

Ashland City, TN 37015

A. O. SMITH CORPORATION

PROXY - CLASS A COMMON STOCK

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints PAUL W. JONES, TERRY M. MURPHY and W. DAVID ROMOSER, or any one of them, with full power of substitution, as proxy or proxies of the undersigned to attend the annual meeting of stockholders of A. O. Smith Corporation to be held on April 9, 2007, at 1:00 p.m. Central Daylight Saving Time, at 500 Tennessee Waltz Parkway, Ashland City, Tennessee, or at any adjournment thereof, and there to vote all shares of Class A Common Stock which the undersigned would be entitled to vote if personally present as specified upon the following matters and in their discretion upon such other matters as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned.

If no direction is made, this proxy will be voted FOR proposals 1, 2 and 3.

PLEASE VOTE BY TELEPHONE OR THE INTERNET OR MARK, SIGN, DATE

AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

See reverse for voting instructions.

COMPANY #

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY TELEPHONE — TOLL FREE — 1-800-560-1965 — QUICK *** EASY *** IMMEDIATE

•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CDST) on April 6, 2007.

•	Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/aos/ — QUICK *** EASY *** IMMEDIATE

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CDST) on April 6, 2007.

•

Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to A. O. SMITH CORPORATION, c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Telephone or Internet, please do not mail your Proxy Card.

ò Please detach here. ò

A. O. SMITH CORPORATION 2007 ANNUAL MEETING

VOTING INSTRUCTIONS

Voting Instructions to the Trustee: If no choices are marked below, the Trustee will vote FOR proposals 1, 2 and 3.

1. Election of directors:	01 William P. Greubel 02 Robert J. O’Toole	03 Idelle K. Wolf	☐ Vote FOR all nominees (except as marked)		☐ Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2. Proposal to approve the adoption of the A.O. Smith Combined Incentive Compensation Plan and reservation of 1,250,000 shares of Common Stock under the Plan:			☐ FOR	☐ AGAINST	☐ ABSTAIN

Directors recommend a vote FOR.

3. Proposal to approve the ratification of Ernst & Young LLP as the independent registered public accounting firm of the corporation:			☐ FOR	☐ AGAINST	☐ ABSTAIN

Directors recommend a vote FOR.			Date

Address change? Mark Box ☐ ☐ I plan to attend meeting. Indicate changes below:
Signature(s) in Box
Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

ANNUAL MEETING OF STOCKHOLDERS

Monday, April 9, 2007

1:00 p.m. Central Daylight Saving Time

A. O. Smith Corporation

500 Tennessee Waltz Parkway

Ashland City, TN 37015

A. O. SMITH CORPORATION

Voting Instructions to the Marshall & Ilsley Trust Company N.A.

Trustee of the A. O. Smith Corporation Master Trust

This Voting Instruction is Solicited on Behalf of the Board of Directors

The undersigned hereby directs the Marshall & Ilsley Trust Company N.A., Trustee of the A. O. Smith Corporation Master Trust, to vote the shares of A. O. Smith Corporation Common Stock allocated to the undersigned’s account in said Trust at the Annual Meeting to be held on April 9, 2007, and all adjournments.

Voting Instructions to the Trustee:

If no choices are marked, the Trustee will vote FOR proposals 1, 2 and 3.

PLEASE VOTE BY TELEPHONE OR THE INTERNET OR MARK, SIGN, DATE

AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

See reverse for voting instructions.